As filed with the Securities and Exchange Commission on September 8, 2014
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

DYCOM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

FLORIDA (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	1623 (PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	59-1277135 (I.R.S. EMPLOYER IDENTIFICATION NO.)

DYCOM INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	2621 (PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	30-0128712 (I.R.S. EMPLOYER IDENTIFICATION NO.)

11770 U.S. Highway 1, Suite 101
Palm Beach Gardens, Florida 33408
(561) 627-7171
(Address and telephone number of Registrants’ principal executive offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Richard B. Vilsoet
Vice President, Secretary and General Counsel
Dycom Industries, Inc.
11770 U.S. Highway 1, Suite 101
Palm Beach Gardens, Florida 33408
(Name, address and telephone number of agent for service)

with a copy to:
Robert C. Treuhold
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
(212) 848-4000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee (1)
Common Stock, $0.33 1/3 par value(2)
Preferred Stock, $1.00 par value
Senior Debt Securities(3)
Subordinated Debt Securities(3)
Guarantees(3)(4)
Depositary Shares
Warrants
Securities Purchase Contracts
Securities Purchase Units

(1)
The registrants are registering an indeterminate amount of securities of each identified class for offer and sale from time to time at indeterminate offering prices. Separate consideration may or may not be received for securities that are issuable upon conversion of, or in exchange for, or upon exercise of, convertible or exchangeable securities. In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of all of the registration fee except for the $46,440 that has already been paid with respect to $400,000,000 aggregate initial offering price of securities that were previously registered pursuant to the registrants’ Registration Statement on Form S-3 (No. 333-173059), which was filed on March 25, 2011 (as subsequently amended), and that were not sold thereunder. In accordance with Rule 457(p) under the Securities Act, that full unused amount of the registration fee paid with respect to Registration Statement No. 333-173059 shall be applied to off-set any registration fees due from time to time for this registration statement. Any additional registration fees will be paid subsequently on a pay-as-you-go basis.

(2)
Includes preferred stock purchase rights which are attached to, and trade and transfer with, the common stock.  Prior to the occurrence of certain events, such rights will not be exercisable or evidenced separately from the common stock and will be transferred with and only with such common stock.  The value attributable to the preferred stock purchase rights, if any, is reflected in the value attributable to the common stock.

(3)
The debt securities may be issued by Dycom Industries, Inc. or Dycom Investments, Inc.  Debt securities issued by Dycom Industries, Inc. will be guaranteed by Dycom Investments, Inc. and one or more of the registrants named below under “Table of Additional Registrants.”  Debt securities issued by Dycom Investments, Inc. will be guaranteed by Dycom Industries, Inc. and one or more of the registrants named below under “Table of Additional Registrants.”

(4)	The guarantees of debt securities will be issued without consideration. Pursuant to Rule 457(n), no registration fee is payable with respect to any such guarantees.

TABLE OF ADDITIONAL REGISTRANTS

Name	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Primary Standard Industrial Classification Code	Address of Principal Executive Offices

Ansco & Associates, LLC	Delaware	22-3882751	1623	736 Park North Blvd., Suite 100 Clarkston, GA 30021 (404) 508-5700

Apex Digital, LLC	Delaware	22-3882756	1623	450 Pryor Boulevard Sturgis, KY 42459 (270) 333-3366

Blair Park Services, LLC	Delaware	20-5566110	1623	405 Caredean Drive, Suite H Horsham, PA 19044 (267) 388-2612

Broadband Express, LLC	Delaware	20-0254816	1623	374 Westdale Avenue Westerville, OH 43082 (614) 823-6464

Broadband Installation Services, LLC	Delaware	20-0254554	1623	374 Westdale Avenue Westerville, OH 43082 (614) 823-6464

C-2 Utility Contractors, LLC	Delaware	14-1859234	1623	33005 Roberts Court Coburg, OR 97408 (541) 741-2211

Cable Connectors, LLC	Delaware	22-3882761	1623	111 Connector Way Greenwood, SC 29649 (864) 227-0055

CableCom, LLC	Delaware	14-1859237	1623	8602 Maltby Road Woodinville, WA 98072 (360) 668-1300

CableCom of California, Inc.	Delaware	37-1448808	1623	8602 Maltby Road Woodinville, WA 98072 (360) 668-1300

Can-Am Communications, Inc.	Delaware	02-0413153	1623	8602 Maltby Road Woodinville, WA 98072 (360) 668-1300

Cavo Broadband Communications, LLC	Delaware	20-8766849	1623	12191 S. Rhea Drive Plainfield, IL 60585 (815) 439-8289

CCLC, Inc.	Delaware	74-2947665	1623	736 Park North Blvd., Suite 100 Clarkston, GA 30021 (404) 508-5700

CertusView Leasing, LLC	Delaware	26-2670502	1623	3960 RCA Blvd., Suite 6002 Palm Beach Gardens, FL 33410 (561) 904-3901

CMI Services, Inc.	Florida	59-3371172	1623	1555 South Boulevard, Chipley, FL 32428 (850) 638-0429

Communication Services, LLC	North Carolina	27-3857792	1623	6920 E. Marshville Blvd. Marshville, NC 28103 (704) 624-1800

Communications Construction Group, LLC	Delaware	22-3882744	1623	1060 Andrew Drive, Suite 130 West Chester, PA 19380 (610) 696-1800

Dycom Capital Management, Inc.	Delaware	61-1431611	1623	11770 U.S. Hwy 1, Suite 101 Palm Beach Gardens, FL 33408 (561) 627-7171

Dycom Corporate Identity, Inc.	Delaware	30-0128727	1623	11770 U.S. Hwy 1, Suite 101 Palm Beach Gardens, FL 33408 (561) 627-7171

Dycom Identity, LLC	Delaware	01-0775293	1623	11770 U.S. Hwy 1, Suite 101 Palm Beach Gardens, FL 33408 (561) 627-7171

E A Technical Services, Inc.	Georgia	58-1968340	1623	1220 Old Alpharetta Road, Suite 390, Alpharetta, GA 30005 (678) 455-7266

Engineering Associates, Inc.	Georgia	58-0634542	1623	1220 Old Alpharetta Road, Suite 390, Alpharetta, GA 30005 (678) 455-7266

Ervin Cable Construction, LLC	Delaware	22-3882749	1623	450 Pryor Boulevard Sturgis, KY 42459 (270) 333-3366

Globe Communications, LLC	North Carolina	14-1859226	1623	950 48th Ave., North, Ste. 100 Myrtle Beach, SC 29577 (843) 839-5544

Golden State Utility Co.	Delaware	76-0567490	1623	4425 Farm Supply Drive, Ceres, CA 95307 (209) 579-3400

Installation Technicians, LLC	Florida	22-3882752	1623	6621 Asheville Hwy. Knoxville, TN 37924 (865) 521-6795

Ivy H. Smith Company, LLC	Delaware	22-3882755	1623	736 Park North Blvd., Suite 100 Clarkston, GA 30021 (404) 508-5703

Kanaan Communications, LLC	Delaware	45-3783162	1623	374 Westdale Avenue Westerville, Ohio 43082 (614) 818-7339

Lambert’s Cable Splicing Company, LLC	Delaware	05-0542669	1623	2521 South Wesleyan Blvd. Rocky Mount, NC 27803 (252) 442-9777

Locating, Inc.	Washington	91-1238745	1623	2002 W. Valley Hwy., Ste. 600 Auburn, WA 98001 (425) 392-6412

Midtown Express, LLC	Delaware	61-1457300	1623	55-60 58th Street Maspeth, NY 11378 (718) 628-3420

NeoCom Solutions, Inc.	Georgia	58-2593521	1623	10064 Main Street Woodstock, GA 30188 (678) 238-1818

NeoCom Solutions Holdings, LLC	Delaware	27-4219714	1623	10064 Main Street Woodstock, GA 30188 (678) 238-1818

Nichols Construction, LLC	Delaware	05-0542659	1623	1098 Clear Creek Road Vansant, VA 24656 (276) 597-7441

Niels Fugal Sons Company, LLC	Delaware	05-0542654	1623	1005 South Main Pleasant Grove, UT 84062 (801) 785-3152

Niels Fugal Sons Company of California, Inc.	Delaware	37-1448812	1623	1005 South Main Pleasant Grove, UT 84062 (801) 785-3152

North Sky Communications, Inc.	Delaware	76-0605490	1623	11818 SE Mill Plain Blvd., Suite 410, Vancouver, WA 98684 (800) 755-6920

OSP Services, LLC	Delaware	57-1209653	1623	4315 Metro Parkway, Ste. 410 Ft. Myers, FL 33916 (239) 454-1944

Parkside Site & Utility Company Corporation	Delaware	76-0612181	1623	123 King Philip Street, Providence, RI 02909 (401) 944-1919

Parkside Utility Construction, LLC	Delaware	26-1581998	1623	219 Ruth Road, Harleysville, PA 19438 (215) 513-9500

Pauley Construction Inc.	Arizona	86-0678047	1623	2021 West Melinda Lane, Phoenix, AZ 85027 (800) 645-6047

PBG Acquisition III, LLC	Delaware	45-2994368	1623	11770 U.S. Hwy 1, Suite 101, Palm Beach Gardens, FL 33408 (561) 627-7171

Point to Point Communications, Inc.	Louisiana	72-0968130	1623	6401 Harney Road, Suite A Tampa, FL 33610 (813) 623-1233

Precision Valley Communications of Vermont, LLC	Delaware	81-0581053	1623	333 River Street Springfield, VT 05156 (800) 773-9317

Prince Telecom, LLC	Delaware	51-0381976	1623	551A Mews Drive New Castle, DE 19720 (302) 324-1800

Prince Telecom of California, Inc.	Delaware	27-1121200	1623	551A Mews Drive New Castle, DE 19720 (302) 324-1800

Professional Teleconcepts, Inc.	Illinois	36-3785874	1623	5132 State Hwy 12 South, Norwich, NY 13815 (800) 443-6277

Professional Teleconcepts, Inc.	New York	16-1246233	1623	5132 State Hwy 12 South, Norwich, NY 13815 (800) 443-6277

RJE Telecom, LLC	Delaware	57-1209651	1623	4315 Metro Parkway, Ste. 410 Ft. Myers, FL 33916 (239) 454-1944

Sage Telecommunications Corp. of Colorado, LLC	Colorado	20-3809734	1623	6700 Race Street Denver, CO 80229 (303) 227-0986

Spalj Construction Company	Delaware	76-0567489	1623	13968 Cypress Drive, Suite 3, Baxter, MN 56425 (218) 546-6022

Spectrum Wireless Solutions, Inc.	Delaware	76-0605511	1623	736 Park North Blvd., Suite 100, Clarkston, GA 30021 (404) 508-5700

Star Construction, LLC	Delaware	14-1856794	1623	6621 Asheville Highway Knoxville, TN 37924 (865) 521-6795

Stevens Communications, LLC	Delaware	05-0542662	1623	995 Cripple Creek Drive Lawrenceville, GA 30043 (800) 367-6606

S.T.S., LLC	Tennessee	48-1287356	1623	2575 Westside Pkwy., Suite 100 Alpharetta, GA 30004 (678) 461-3900

TCS Communications, LLC	Delaware	14-1856793	1623	2045 W. Union Ave., Bldg. E Englewood, CO 80110 (303) 377-3800

Tesinc, LLC	Delaware	14-1856791	1623	6401 Harney Road, Suite A Tampa, FL 33610 (813) 623-1233

Tjader, L.L.C.	Delaware	76-0654709	1623	13968 Cypress Drive, Suite 3 Baxter, MN 56425 (218) 546-6022

Trawick Construction Company, Inc.	Florida	59-0907078	1623	1555 South Boulevard, Chipley, FL 32428 (850) 638-0429

Triple-D Communications, LLC	Delaware	14-1856789	1623	3006 Park Central Avenue Nicholasville, KY 40356 (859) 887-4683

U G T I	California	77-0181451	1623	2575 Westside Pkwy., Suite 100 Alpharetta, GA 30004 (678) 461-3900

Underground Specialties, LLC	Delaware	14-1856787	1623	33005 Roberts Court Coburg, OR 97408 (541) 741-2211

UtiliQuest, LLC	Georgia	58-2379970	1623	2575 Westside Pkwy., Suite 100 Alpharetta, GA 30004 (678) 461-3900

VCI Construction, Inc.	Delaware	76-0589274	1623	1921 West 11th Street, Upland, CA 91786 (909) 949-1350

VCI Utility Services Holdings, LLC	Delaware	32-0405299	1623	1921 West 11th Street, Upland, CA 91786 (909) 946-0905

VCI Utility Services, Inc.	Delaware	46-1309281	1623	1369 West 9th Street, Upland, CA 91786 (909) 949-6060

Watts Brothers Cable Construction, Inc.	Kentucky	61-1282286	1623	4005 Vincent Station Drive Owensboro, KY 42303 (270) 689-1501

White Mountain Cable Construction, LLC	Delaware	14-1856798	1623	2113 Dover Road Epsom, NH 03234 (800) 233-7350

PROSPECTUS

DYCOM INDUSTRIES, INC.	DYCOM INVESTMENTS, INC.
Common Stock Preferred Stock Senior Debt Securities Subordinated Debt Securities Guarantees Depositary Shares Warrants Securities Purchase Contracts Securities Purchase Units	Senior Debt Securities Subordinated Debt Securities Guarantees

The common stock, preferred stock, senior and subordinated debt securities, depositary shares, warrants, securities purchase contracts and securities purchase units covered by this prospectus may be sold from time to time by Dycom Industries, Inc.  Senior and subordinated debt securities sold by Dycom Industries, Inc. will be fully and unconditionally guaranteed on an unsecured basis by certain of its 100% owned subsidiaries (the “Guarantors”), which may include Dycom Investments, Inc.  See “Description of Debt Securities of Dycom Industries, Inc. and Guarantees.”  Senior and subordinated debt securities may also be sold from time to time by Dycom Investments, Inc. and will be fully and unconditionally guaranteed on an unsecured basis by Dycom Industries, Inc. and certain of the Guarantors.  See “Description of Debt Securities of Dycom Investments, Inc. and Guarantees.”  We may offer the securities independently or together in any combination, called “units,” for sale directly to purchasers or through underwriters, dealers or agents to be designated at a future date.

We will provide the specific terms and prices of these securities in supplements to this prospectus.  The prospectus supplements may also add to, update or change information contained in this prospectus.  This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.  You should read this prospectus and the applicable prospectus supplement carefully before you invest in the securities.

Dycom Industries, Inc.’s common stock is listed on the New York Stock Exchange under the symbol “DY”.

We may sell securities to or through underwriters, dealers or agents.  For additional information on the method of sale, you should refer to the section entitled “Plan of Distribution.”  The names of any underwriters, dealers or agents involved in the sale of any securities and the specific manner in which they may be offered will be set forth in the prospectus supplement covering the sale of those securities.

Investing in our securities involves risks.  You should carefully review the risks and uncertainties described under the heading “Risk Factors” contained in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus.

Neither the Securities and Exchange Commission (the “SEC”), any state securities commission nor any other regulatory authority has approved or disapproved the securities offered hereby, nor have any of the foregoing authorities passed upon or endorsed the merits of these securities or the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

The date of this prospectus is September 8, 2014.

i

ABOUT THIS PROSPECTUS

The information contained in this prospectus is not complete and may be changed.  We are not making an offer of any securities in any state where the offer is not permitted.  None of Dycom Industries, Inc., Dycom Investments, Inc. or any Guarantors has authorized anyone to provide you with any information or to make any representation other than as contained in this prospectus or that may be incorporated by reference into this prospectus.  None of Dycom Industries, Inc., Dycom Investments, Inc. or any Guarantors take any responsibility for, or can provide any assurance as to the reliability of, any information others may give you.  You should not assume that the information contained in this prospectus or any document that may be incorporated by reference into this prospectus is accurate as of any date other than the date on the front of this prospectus, or in the case of information that may be incorporated by reference into this prospectus, as of the date of such information, regardless of the time of delivery of this prospectus or any sale or issuance of a security.

We have filed with the Securities and Exchange Commission (the “SEC”) an automatic “shelf” registration statement on Form S-3 to register the securities offered under this prospectus. This prospectus is part of that registration statement and, as permitted by the SEC’s rules, does not contain all the information required to be set forth in the registration statement.  Under this automatic shelf registration process, Dycom Investments, Inc. may sell or issue, in one or more offerings, senior debt securities or subordinated debt securities, in one or more series, which will be fully and unconditionally guaranteed on an unsecured basis by Dycom Industries, Inc. and certain of the Guarantors.  In addition, Dycom Industries, Inc. may sell or issue, in one or more offerings, its:

•	common stock;

•	preferred stock;

•
senior debt securities or subordinated debt securities, in one or more series, which will be fully and unconditionally guaranteed on an unsecured basis by certain of the Guarantors, which may include Dycom Investments, Inc.;

•	depositary shares;

•	warrants;

•	securities purchase contracts;

•	securities purchase units; and

•	units consisting of any combination of securities issued by it or Dycom Investments, Inc.

This prospectus provides you with a general description of the securities we may offer.  Each time we sell or issue securities, we will provide a prospectus supplement or other offering material that will contain specific information about the terms of that specific offering of securities and the specific manner in which they may be offered.  The prospectus supplement or other offering material may also add to, update or change any of the information contained in this prospectus.  To the extent that any statement we make in a prospectus supplement or other offering material is inconsistent with statements made in this prospectus, the statements made in this prospectus will be deemed modified or superseded by those made in the prospectus supplement or other offering material.  The prospectus supplement or other offering material may also contain information about any material federal income tax considerations relating to the securities described in the prospectus supplement.  You should read both this prospectus and the applicable prospectus supplement or other offering material together with the additional information described under “Where You Can Find More Information.”  This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement.

This prospectus contains summaries of certain documents, but reference is made to the actual documents for complete information.  All such summaries are qualified in their entirety by such reference.  Copies of documents referred to herein will be made available to prospective investors upon request to us.  See “Where You Can Find More Information.”

The registration statement that contains this prospectus (including the exhibits to the registration statement) contains additional information about us and the securities offered under this prospectus.  That registration statement can be read at the SEC web site (www.sec.gov) or at the SEC offices mentioned under the heading “Where You Can Find More Information.”

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and other reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information we file with the SEC at its public reference rooms at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  Our filings are also available to the public on the Internet, through a database maintained by the SEC at http://www.sec.gov.  In addition, you can inspect and copy our reports, proxy statements and other information at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

Neither Dycom Investments, Inc. nor any Guarantors file separate financial statements with the SEC or independently publish their financial statements.  Instead, Dycom Investments, Inc.’s and the Guarantors’ financial condition, results of operations and cash flows are consolidated into our financial statements.  Condensed consolidating financial information illustrating Dycom Investments, Inc.’s and the Guarantors’ financial condition, results of operations and cash flows, on a combined basis, is disclosed in the notes to our consolidated financial statements.

The SEC allows us to incorporate by reference into this prospectus the information we filed with it.  This means that we can disclose important business, financial and other information to you by referring you to other documents separately filed with the SEC.  All information incorporated by reference is part of this prospectus, and information that we file later with the SEC will automatically update and supersede the previously filed information.

We incorporate by reference the documents listed below, except that we are not incorporating any information included in a current report on Form 8-K that has been furnished (and not filed) with the SEC, unless such information is expressly incorporated herein by a reference in a furnished current report on Form 8-K or other furnished document, until we complete our offerings of the securities registered under this registration statement.

1.	Our annual report on Form 10-K for the fiscal year ended July 26, 2014; and

2.
The description of our common stock contained in our registration statement on Form 8-A filed with the SEC on April 6, 2001, including any amendments or reports filed for the purpose of updating the description.

We also incorporate by reference all future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), until we complete our offerings of the securities registered under this registration statement.

Our filings with the SEC, including our annual report on Form 10-K, are available free of charge on our website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.  Our Internet website is located at www.dycomind.com.  The contents of the website are not incorporated by reference into this prospectus.  You also may request, orally or in writing, a copy of these filings, at no cost, by contacting us at:  Dycom Industries, Inc., 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408, Attention:  Investor Relations, telephone number (561) 627-7171.

FORWARD-LOOKING STATEMENTS

We are making this statement pursuant to the safe harbor provisions for forward-looking statements described in the Private Securities Litigation Reform Act of 1995.  This prospectus, prospectus supplements to this prospectus, and the documents incorporated by reference or deemed to be incorporated by reference contain or will contain “forward-looking statements,” which are statements relating to future events and our future financial performance, strategies, expectations, and competitive environment.  Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “target” and similar expressions, as well as statements in future tense, identify forward-looking statements.

You should not consider forward-looking statements as guaranteeing future performance or results.  They will not necessarily indicate accurately whether such performance or results will be achieved or, if achieved, at what time.  Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events.  Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  Important factors, assumptions, uncertainties, and risks that could cause such differences include, but are not limited to:

•	anticipated outcomes of contingent events, including litigation;

•	projections of revenues, income or loss, or capital expenditures;

•	determinations as to whether the carrying value of our assets is impaired;

•	expected benefits and synergies of businesses acquired and future opportunities for the combined businesses;

•	plans for future operations, growth and acquisitions, dispositions, or financial needs;

•	financing availability;

•	outcomes of our plans for future operations, growth and services, including contract backlog;

•	restrictions imposed by our credit agreement and the indenture governing our senior subordinated notes;

•	use of our cash flow to service our debt;

•	future economic conditions and trends in the industries we serve;

•	assumptions relating to any of the foregoing;

and other factors discussed under the heading “Risk Factors” in the documents incorporated by reference or deemed to be incorporated by reference and described in our filings with the SEC, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections included in our Annual Report on Form 10-K for the fiscal year ended July 26, 2014, each of which is incorporated by reference in this prospectus.

v

PROSPECTUS SUMMARY

This summary highlights selected information regarding us included elsewhere or incorporated by reference in this prospectus.  This summary is not complete and does not contain all of the information that may be important to you and that you should consider before investing in the securities.  The following summary is not meant to be complete and is qualified by reference to other information contained elsewhere or incorporated by reference as exhibits into the registration statement of which this prospectus is a part.  For a more complete understanding of this offering, you should carefully read this entire prospectus and the accompanying prospectus supplement, including the section entitled “Risk Factors” in the accompanying prospectus supplement or documents incorporated by reference before making an investment decision.  Except as otherwise indicated, “Dycom,” “the Company,” “we,” “our,” and “us” refer to Dycom Industries, Inc. and its wholly-owned subsidiaries.

Dycom Industries, Inc.

We are a leading provider of specialty contracting services throughout the United States and in Canada.  Our services are provided on a decentralized basis through our subsidiary companies and include engineering, construction, maintenance and installation services to telecommunications providers, underground facility locating services to various utilities, including telecommunications providers, and other construction and maintenance services to electric and gas utilities and others.

We have established relationships with many leading telephone companies, cable television multiple system operators, telecommunication equipment and infrastructure providers, and electric and gas utilities and others.  These companies include AT&T Inc., CenturyLink, Inc., Comcast Corporation, Verizon Communications Inc., Time Warner Cable Inc., Windstream Corporation and Charter Communications, Inc.

A majority of our services are performed under master service agreements and other arrangements with customers which contain customer-specified service requirements, such as discrete pricing for individual tasks. We generally have multiple agreements with each of our significant customers.

The specialty contracting services industry in which we operate is highly fragmented. It is characterized by a large number of participants, including several large companies as well as a significant number of small, privately owned, local competitors.  We also face competition from the in-house service organizations of our existing and prospective customers, particularly telecommunications providers that employ personnel who perform some of the same services that we provide. There are relatively few barriers to entry into the markets in which we operate. As a result, any organization that has adequate financial resources and access to technical expertise may become a competitor. The principal competitive factors for our services include geographic presence, breadth of service offerings, worker and general public safety, price, quality of service, and industry reputation. We believe that we meet or exceed our competitors when evaluated against these factors.

The specialty contracting services industry in which we operate is highly fragmented.  It is characterized by a large number of participants, including several large companies as well as a significant number of small, privately owned, local competitors.  We also face competition from the in-house service organizations of our existing and prospective customers, particularly telecommunications providers that employ personnel who perform some of the same services that we provide.  The principal competitive factors for our services include geographic presence, breadth of service offerings, worker and general public safety, price, quality of service, and industry reputation.  We believe that we meet or exceed our competitors when evaluated against these factors.

Dycom Investments, Inc.

Dycom Investments, Inc. is a 100% owned subsidiary of Dycom Industries, Inc.  Dycom Investments, Inc. has no independent operations other than as a holding company.  It was formed as a Delaware corporation in 2003.

Our and Dycom Investments, Inc.’s principal executive offices are located at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408 and our telephone number is (561) 627-7171.  Our website is located at www.dycomind.com.  The information on or connected to this website is not part of this prospectus.

RATIO OF EARNINGS TO FIXED CHARGES

Set forth below is information concerning our ratio of earnings to fixed charges.  This ratio shows the extent to which our business generates enough earnings after the payment of all expenses other than interest to make required interest payments on our debt.

For the purposes of determining the ratio of earnings to fixed charges, earnings are defined as pretax income from operations plus fixed charges.  Fixed charges consist of all interest expense, amortization of debt issuance costs and an estimate of the interest within rental expense.

	July 26, 2014	July 27, 2013	July 28, 2012	July 30, 2011	July 31, 2010

Ratio of Earnings to Fixed Charges	2.7x	2.7x	3.7x	2.3x	1.5x

Because we have no preferred stock issued and outstanding (and have not had any issued and outstanding during the fiscal years or periods shown above), a ratio of combined fixed charges and preference dividends to earnings is not presented.

USE OF PROCEEDS

Unless the applicable prospectus supplement indicates otherwise, we currently intend to use the net proceeds from any sale of the offered securities for working capital and general corporate purposes, which may include, among other things, repaying, redeeming or repurchasing debt, acquisitions, share repurchases and capital expenditures.  Additional information on the use of net proceeds from any sale of the securities offered by this prospectus will be set forth in the prospectus supplement or other offering material relating to such offering.

DESCRIPTION OF DEBT SECURITIES OF DYCOM INDUSTRIES, INC. AND GUARANTEES

“We,” “our,” and “us” under this Description of Debt Securities and Guarantees refer to Dycom Industries, Inc. and “Guarantors” refers to certain of its subsidiaries, which may include Dycom Investments, Inc.,  which will guarantee the debt securities.

This section contains a description of the general terms and provisions of the debt securities of Dycom Industries, Inc. that may be offered by this prospectus and to which any prospectus supplement may relate.  The particular terms of the debt securities offered will be described in the applicable prospectus supplement.  The prospectus supplement relating to a series of debt securities being offered pursuant to this prospectus will be attached to this prospectus.

We may issue senior debt securities and subordinated debt securities.  The debt securities are to be issued under an indenture (the “indenture”) to be entered into among us, the Guarantors and a trustee, the form of which is filed as an exhibit to the registration statement of which this prospectus forms a part.  The indenture may be supplemented from time to time.

This prospectus briefly outlines some of the indenture provisions.  The following summary of the material provisions of the indenture is qualified in its entirety by the provisions of the indenture, including definitions of certain terms used in the indenture.  Wherever we refer to particular sections or defined terms of the indenture, those sections or defined terms are incorporated in this prospectus and the applicable prospectus supplement by reference.  You should review the indenture that is filed as an exhibit to the registration statement for additional information.

In addition, the material specific financial, legal and other terms as well as federal income tax consequences particular to securities of each series will be described in the prospectus supplement relating to the securities of that series.  The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC.  For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

General

The indenture provisions do not limit the amount of debt that we or any of our subsidiaries may issue under the indenture or otherwise, and we may issue the securities in one or more series with the same or various maturities, at par or a premium, or with original issue discount.

Unless otherwise specified in the prospectus supplement, our debt securities covered by this prospectus will be our direct unsecured obligations.  Senior debt securities will rank equally with our other unsecured and unsubordinated indebtedness.  Subordinated debt securities will be unsecured and subordinated in right of payment to the prior payment in full of all of our unsecured and unsubordinated indebtedness.  See “—Subordination” below.  Any of our secured indebtedness will rank ahead of the debt securities to the extent of the assets securing such indebtedness.

We are a holding company that conducts substantially all of our operations through our subsidiaries and none of our subsidiaries is obligated to make funds available to us for payment on the debt securities.  Accordingly, our ability to make payments on the debt securities is dependent on the earnings and the distribution or other payment of funds from our subsidiaries.  The debt securities will be structurally subordinated in right of payment to all indebtedness and other liabilities and commitments (including trade payables and lease obligations) of our subsidiaries, including any debt securities issued by Dycom Investments, Inc.  Our right to receive assets of any of our subsidiaries upon the subsidiary’s liquidation or reorganization will be structurally subordinated to the claims of that subsidiary’s creditors, except to the extent that we are ourselves recognized as a creditor of the subsidiary, in which case our claims would still be subordinate in right of payment to any security in the assets of the subsidiary and any indebtedness of the subsidiary senior to that held by us.  See “—Guarantees” below.

The prospectus supplement relating to any series of our debt securities being offered will include specific terms relating to the offering.  These terms will include, among other terms, some or all of the following, as applicable:

•	the title and series of such debt securities;

•	the total principal amount of the series of debt securities and whether there shall be any limit upon the aggregate principal amount of such debt securities;

•	the date or dates, or the method or methods, if any, by which such date or dates will be determined, on which the principal of the debt securities will be payable;

•
the rate or rates at which such debt securities will bear interest, if any, which rate may be zero in the case of certain debt securities issued at an issue price representing a discount from the principal amount payable at maturity, or the method by which such rate or rates will be determined (including, if applicable, any remarketing option or similar method), and the date or dates from which such interest, if any, will accrue or the method by which such date or dates will be determined;

•	the date or dates on which interest, if any, on such debt securities will be payable and any regular record dates applicable to the date or dates on which interest will be so payable;

•
the place or places where the principal of or any premium or interest on such debt securities will be payable, where any of such debt securities that are issued in registered form may be surrendered for registration of or transfer or exchange, and where any such debt securities may be surrendered for conversion or exchange;

•
if such debt securities are to be redeemable at our option, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such debt securities may be redeemed, in whole or in part, at our option;

•
provisions specifying whether we will be obligated to redeem or purchase any of such debt securities pursuant to any sinking fund or analogous provision or at the option of any holder of such debt securities and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such debt securities will be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such debt securities so redeemed or purchased;

•
if other than denominations of $2,000 and any integral multiple of $1,000 in excess thereof, the denominations in which any debt securities to be issued in registered form will be issuable and, if other than a denomination of $5,000, the denominations in which any debt securities to be issued in bearer form will be issuable;

•
provisions specifying whether the debt securities will be convertible into other securities of ours and/or exchangeable for securities of other issuers and, if so, the terms and conditions upon which such debt securities will be so convertible or exchangeable;

•
if other than the principal amount, the portion of the principal amount (or the method by which such portion will be determined) of such debt securities that will be payable upon declaration of acceleration of the maturity thereof;

•	if other than U.S. dollars, the currency of payment, including composite currencies, of the principal of and any premium or interest on any of such debt securities;

•
provisions specifying whether the principal of and any premium or interest on such debt securities will be payable, at the election of us or a holder of debt securities, in a currency other than that in which such debt securities are stated to be payable and the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made;

•	any index, formula or other method used to determine the amount of payments of principal of, any premium or interest on such debt securities;

•	provisions specifying whether such debt securities are to be issued in the form of one or more global securities and, if so, the identity of the depositary for such global security or securities;

•
provisions specifying whether such debt securities are senior debt securities or subordinated debt securities and, if subordinated debt securities, the specific subordination provisions applicable thereto;

•
in the case of subordinated debt securities, provisions specifying the relative degree, if any, to which such subordinated debt securities of the series will be senior to or be subordinated in right of payment to other series of subordinated debt securities or other indebtedness of ours, as the case may be, whether such other series of subordinated debt securities or other indebtedness is outstanding or not;

•	any deletions from, modifications of or additions to the events of default or covenants with respect to such debt securities;

•	terms specifying whether the provisions described below under “—Satisfaction and Discharge” and “—Legal Defeasance and Covenant Defeasance” will be applicable to such debt securities;

•	terms specifying whether any of such debt securities are to be issued upon the exercise of warrants, and the time, manner and place for such debt securities to be authenticated and delivered; and

•	any other terms of such debt securities and any other deletions from or modifications or additions to the applicable indenture in respect of such debt securities.

We will have the ability under the indenture to “reopen” a previously issued series of debt securities and issue additional debt securities of that series or establish additional terms of that series.  We also are permitted to issue debt securities with the same terms as previously issued debt securities.

We may in the future issue debt securities other than the debt securities described in this prospectus.  There is no requirement that any other debt securities that we issue be issued under the indenture described in this prospectus.  Thus, any other debt securities that we may issue may be issued under other indentures or documentation containing provisions different from those included in the indenture or applicable to one or more issues of the debt securities described in this prospectus.

Guarantees

Each of the Guarantors will jointly and severally guarantee, on a senior basis, the due and punctual payment of all amounts payable under our senior debt securities, including principal, premium, if any, and interest.  Each of the Guarantors will jointly and severally guarantee, on a basis subordinated to the prior payment in full of all senior indebtedness of each such Guarantor, the due and punctual payment of all amounts payable under our subordinated debt securities, including principal, premium, if any, and interest.

The obligations of each of the Guarantors under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance under applicable law.  We cannot assure you that this limitation will protect the guarantees from fraudulent conveyance or fraudulent transfer challenges or, if it does, that the remaining amount due and collectible under the guarantees would suffice, if necessary, to pay the debt securities in full when due.  In a Florida bankruptcy case, this kind of provision was found to be unenforceable and, as a result, the subsidiary guarantees in that case were found to be fraudulent conveyances.  We do not know if that case will be followed if there is litigation relating to the validity and/or enforceability of the guarantees under the indenture.  However, if it is followed, the risk that the guarantees will be found to be fraudulent conveyances will be significantly increased.

A Guarantor may not sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving entity) another entity, other than us or another Guarantor, unless:

(1) immediately after giving effect to that transaction, no default or event of default exists; and

(2) the entity acquiring the property in any such sale, assignment, transfer, conveyance, lease or other disposition or the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) assumes all the obligations of that Guarantor under the indenture and its guarantee pursuant to a supplemental indenture satisfactory to the trustee.

The guarantee of a Guarantor will be automatically and unconditionally released:

(1) in connection with certain sales or other dispositions of all or substantially all of the assets of the Guarantor;

(2) in connection with certain sales or other dispositions of the capital stock of the Guarantor; or

(3) upon legal defeasance, covenant defeasance or satisfaction and discharge of the debt securities as provided below under the captions “—Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge.”

Merger, Consolidation or Sale of Assets

(a) We will not, directly or indirectly:  (1) consolidate or merge with or into another entity (whether or not we are the surviving corporation); (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of ours and our subsidiaries taken as a whole, in one or a series of related transactions, to another entity, or (3) permit any Guarantor (whether or not such Guarantor is the surviving entity) to enter into any such transactions or a series of related transactions under clause (1) or (2) above which, in the aggregate, would result in a sale, assignment, transfer, conveyance or other disposition of all or substantially all of the properties and assets of ours and the Guarantors taken as a whole, unless:

(1) either:  (a) we or such other Guarantor is the surviving corporation; or (b) the entity formed by or surviving any such consolidation or merger (if other than us or such Guarantor) or to which such sale, assignment, transfer, conveyance or other disposition has been made is organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that in the case when such entity is not a corporation, a co-obligor of the debt securities is a corporation organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(2) the entity formed by or surviving any such consolidation or merger (if other than us or other Guarantor) or the entity to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of ours or such Guarantor under the debt securities and the indenture pursuant to agreements reasonably satisfactory to the trustee; and

(3) immediately after such transaction, no default or event of default exists.

(b) This “Merger, Consolidation or Sale of Assets” covenant will not apply to:

(A) our merger with an affiliate solely for the purpose of reincorporating us in another jurisdiction; or

(B) any consolidation or merger or any sale, assignment, transfer, conveyance or other disposition of assets between or among us and our subsidiaries.

(c)  A supplemental indenture or the form of security for a particular series of debt securities may include additional conditions or changes to the “Merger, Consolidation or Sale of Assets” covenant described above.  The “Merger, Consolidation or Sale of Assets” covenant applicable to a particular series of debt securities will be discussed in the prospectus supplement relating to such series.

Additional Covenants

Any additional covenants applicable to a particular series of our debt securities will be discussed in the prospectus supplement relating to such series and will be included in a supplemental indenture or the form of security for such series.

Events of Default and Remedies

An “event of default” means any one of the following events that occurs with respect to a series of our debt securities issued under the indenture:

•	failure to pay interest on any debt security of such series for 30 days after payment was due;

•	failure to make the principal or any premium payment (whether at maturity, upon redemption or otherwise) on any debt security of such series when due;

•	failure to make any sinking fund payment or analogous obligation when due in respect of any debt securities of such series;

•
failure by us or any of the Guarantors to comply with any other agreements in the indenture and this failure continues for 60 days after we receive written notice of it by the trustee or the holders of at least 25% in aggregate principal amount of the debt securities of a particular series voting as a single class (other than any failure to perform in respect of an agreement included in the indenture solely for the benefit of another series of debt securities);

•
any default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by us or any of the Guarantors (or the payment of which is guaranteed by us or any of the Guarantors), if that default:  (a) is caused by a failure to make any payment on such indebtedness when due at final maturity of such indebtedness (a “payment default”); or (b) results in the acceleration of such indebtedness prior to its express maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a payment default or the maturity of which has been so accelerated, aggregates $25.0 million or more;

•
failure by us to pay final judgments entered by a court or courts of competent jurisdiction (to the extent any such judgments are not paid or covered by insurance provided by a reputable carrier) aggregating in excess of $25.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

•
except as permitted in the indenture, any guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or any Guarantor denies or disaffirms its obligations under its guarantee, except to the extent contemplated by the indenture and any such guarantee; and

•	certain events of bankruptcy or insolvency with respect to us or certain of our significant subsidiaries.

A supplemental indenture or the form of security for a particular series of debt securities may include additional events of default or changes to the events of default described above.  The events of default applicable to a particular series of debt securities will be discussed in the prospectus supplement relating to such series.  Other than as specified above, a default under our other indebtedness will not be a default under the indenture for the debt securities covered by this prospectus, and a default under one series of debt securities will not necessarily be a default under another series.

In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to us or certain of our significant subsidiaries, all outstanding debt securities will become due and payable immediately without further action or notice.  If any other event of default with respect to outstanding debt securities of any series occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of outstanding debt securities of that series then outstanding may declare all debt securities of that series to be due and payable immediately by notice in writing to us specifying the event of default.

The holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series by notice to the trustee may, on behalf of the holders of all of the debt securities of such particular series, rescind an acceleration or waive any existing default or event of default and its consequences under the indenture except a continuing default or event of default in the payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities or a covenant or provision that cannot be modified or amended without the consent of each holder of outstanding securities of that series.

We refer you to the prospectus supplement relating to any series of debt securities that are discount securities for the particular provisions relating to acceleration of a portion of the principal amount of the discount securities upon the occurrence of an event of default.

Holders of the debt securities may not enforce the indenture or the debt securities except as provided in the applicable indenture.  Subject to certain limitations, holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series may direct the trustee in its exercise of any trust or power.  The trustee may withhold from holders of the debt securities notice of any default if it determines that withholding notices is in their interest, except for defaults relating to the payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities.

Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default occurs and is continuing, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of the debt securities of a particular series unless such holders have offered to the trustee reasonable indemnity or security against any loss, liability or expense.  Except to enforce the right to receive payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities when due, no holder of the debt securities may pursue any remedy with respect to the indenture or the debt securities unless:

•	such holder has previously given the trustee notice that an event of default is continuing;

•	holders of at least 25% in aggregate principal amount of the then outstanding debt securities of a particular series have requested the trustee to pursue the remedy;

•	such holders have offered the trustee reasonable security or indemnity against any loss, liability or expense;

•	the trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity; and

•
holders of a majority in aggregate principal amount of the then outstanding debt securities of such series have not given the trustee a direction inconsistent with such request within such 60-day period.

We are required to deliver to the trustee annually a statement regarding compliance with the indenture.  Within five business days of becoming aware of any default or event of default, we are required to deliver to the trustee a statement specifying such default or event of default.

Modification of Indenture

Except as provided in the next three succeeding paragraphs and as described in the prospectus supplement relating to a series of debt securities, the indenture, our debt securities and the guarantees may be amended or modified with the consent of the holders of at least a majority in aggregate principal amount of all outstanding debt securities which are affected by such amendment or modification, and any existing default or event of default or compliance with any provision of the indenture, the debt securities or the guarantees may be waived with the consent of the holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series.

Without the consent of each holder of debt securities affected, an amendment, modification or waiver may not (with respect to any affected debt securities held by a non-consenting holder):

(1) reduce the principal amount of debt securities whose holders must consent to an amendment, modification or waiver;

(2) reduce the principal of or change the fixed maturity of any debt securities or alter the provisions with respect to the redemption of any debt securities;

(3) reduce the rate of or change the time for payment of interest on any debt securities;

(4) waive a default or event of default in the payment of principal of, or interest or premium, if any, on any debt securities (except a rescission of acceleration of the debt securities by the holders of at least a majority in aggregate principal amount of the then outstanding debt securities of a particular series and a waiver of the payment default that resulted from such acceleration);

(5) make any debt security payable in money other than that stated in such debt securities;

(6) impair the right to institute suit for the enforcement of any payment on or with respect to any debt securities or the related guarantees;

(7) waive a redemption payment with respect to any debt securities;

(8) release any Guarantor from any of its obligations under its guarantee or the indenture, except in accordance with the terms of the indenture; or

(9) make any change in the preceding amendment and waiver provisions.

In addition, any amendment or modification to, or waiver of, the provisions of the indenture relating to subordination of the debt securities and the guarantees that adversely affects the rights of the holders of the debt securities will require the consent of the holders of at least 75% in aggregate principal amount of affected debt securities then outstanding.

Notwithstanding the preceding, without the consent of any holder of debt securities, we, the Guarantors and the trustee may amend or modify the indenture, the debt securities or the guarantees:

(1) to cure any ambiguity, defect or inconsistency;

(2) to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

(3) to make any change that would provide any additional rights or benefits to the holders of debt securities or that does not materially adversely affect the legal rights under the indenture of any such holder;

(4) to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act;

(5) to conform the text of the indenture, the guarantees or the debt securities to any provision of this prospectus or to the prospectus supplement relating to the debt securities of any series to the extent that such provision in the prospectus or the prospectus supplement was intended to be a verbatim recitation of a provision of the indenture, the guarantees or the debt securities;

(6) to release a Guarantor from its obligations under its guarantee or the indenture in accordance with the applicable provisions of the indenture;

(7) to secure any debt securities and/or any guarantees ;

(8) to evidence and provide for the acceptance of appointment by a successor trustee; or

(9) to allow any Guarantor to execute a supplemental indenture and/or a guarantee with respect to the debt securities.

In computing whether the holders of the requisite principal amount of outstanding debt securities have taken action under an indenture or supplemental indenture:

•
for an original issue discount security, we will use the amount of the principal that would be due and payable as of that date, as if the maturity of the debt had been accelerated due to a default; and

•
for a debt security denominated in a foreign currency or currencies, we will use the U.S. dollar equivalent of the outstanding principal amount as of that date, using the exchange rate in effect on the date of original issuance of the debt security.

Subordination

The extent to which a particular series of our subordinated debt securities may be subordinated to our unsecured and unsubordinated indebtedness will be set forth in the prospectus supplement for any such series and any indenture may be modified by a supplemental indenture to reflect such subordination provisions.

Payment and Transfer

Unless otherwise specified in the related prospectus supplement, we will pay principal, interest and any premium on fully registered securities at the place or places designated by us for such purposes.  We will make payment to the persons in whose names the debt securities are registered at the close of business on the day or days specified by us.  Any other payments will be made as set forth in the applicable prospectus supplement.

All paying agents initially designated by us with respect to payments on the debt securities will be named in the related prospectus supplement.  We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts, except that we will be required to maintain a paying agent in each place where the principal of and any premium or interest on any debt securities are payable.

Unless otherwise provided in the related prospectus supplement, holders may transfer or exchange debt securities at the corporate trust office of the trustee or at any other office or agency maintained by us for such purposes.  We will not charge a service fee for any transfer or exchange of certificated securities, but we may require payment of a sum sufficient to cover any stamp tax or other governmental charge and any other reasonable expenses (including fees and expenses of the trustee) that we are required to pay in connection with a transfer or exchange.

You may effect the transfer of certificated securities and the right to receive the principal, premium and interest on certificated securities only by surrendering the certificate representing those certificated securities and either reissuance by us or the trustee of the certificate to the new holder or the issuance by us or the trustee of a new certificate to the new holder.

We are not required to:

•
register the transfer of or exchange securities of any series during a period beginning at the opening of business 15 days before the day we transmit a notice of redemption of securities of the series selected for redemption and ending at the close of business on the day of the transmission; or

•	register the transfer of or exchange any security so selected for redemption in whole or in part, except the unredeemed portion of any security being redeemed in part.

All transfer agents initially designated by us will be named in the related prospectus supplement.  We may at any time rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place where the principal of and any premium or interest on any debt securities are payable.

We have initially appointed the trustee as security registrar, transfer agent and paying agent for the debt securities.

Global Securities

We may issue the global securities in either registered or bearer form, in either temporary or permanent form.  Where any debt securities of any series are issued in bearer form, the restrictions and considerations applicable to such debt securities and with respect to the payment, transfer and exchange of such debt securities will be described in the related prospectus supplement.  Debt securities that are represented in whole or in part by one or more global securities will be registered in the name of a depositary or its nominee identified in the applicable prospectus supplement, and such global securities will be deposited with, or on behalf of, the depositary.  The applicable prospectus supplement will describe the specific terms of the depositary arrangement with respect to the applicable securities of that series.  We anticipate that the following provisions will apply to all depositary arrangements.

Once a global security is issued, the depositary will credit on its book-entry system the respective principal amounts of the individual securities represented by that global security to the accounts of institutions that have accounts with the depositary.  These institutions are known as participants.  The underwriters for the securities will designate the accounts to be credited.  However, if we have offered or sold the securities either directly or through agents, we or the agents will designate the appropriate accounts to be credited.

Ownership of beneficial interest in a global security will be limited to participants or persons that may hold beneficial interests through participants.  Ownership of beneficial interest in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the depositary’s participants or persons that hold through participants.  The laws of some states require that certain purchasers of securities take physical delivery of securities.  Such limits and such laws may limit the market for beneficial interests in a global security.

So long as the depositary for a global security, or its nominee, is the registered owner of a global security, the depositary or nominee will be considered the sole owner or holder of the securities represented by the global security for all purposes under the indenture.  Except as provided in the applicable prospectus supplement, owners of beneficial interests in a global security:

•	will not be entitled to have securities represented by global securities registered in their names;

•	will not receive or be entitled to receive physical delivery of securities in definitive form; and

•	will not be considered owners or holders of these securities under the indenture.

Payments of principal, any premium and interest on the individual securities registered in the name of the depositary or its nominee will be made to the depositary or its nominee as the holder of that global security.  Neither we nor the trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a global security, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests, and each of us and the trustee may act or refrain from acting without liability on any information provided by the depositary.

We expect that the depositary, after receiving any payment of principal, any premium or interest in respect of a global security, will immediately credit the accounts of the participants with payment in amounts proportionate to their respective holdings in principal amount of beneficial interest in a global security as shown on the records of the depositary.  We also expect that payments by participants to owners of beneficial interests in a global security will be governed by standing customer instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participants.

Debt securities represented by a global security will be exchangeable for debt securities in definitive form of like tenor in authorized denominations only if the depositary notifies us that it is unwilling or unable to continue as the depositary and a successor depositary is not appointed by us within 90 days or we, in our discretion, determine not to require all of the debt securities of a series to be represented by a global security and notify the trustee of our decision.

Legal Defeasance and Covenant Defeasance

We may at any time, at the option of our board of directors evidenced by a resolution set forth in an officers’ certificate, elect to have all of our obligations discharged with respect to the outstanding debt securities of such series and all obligations of the Guarantors discharged with respect to their related guarantees (which we refer to in this prospectus as “legal defeasance”) except for:

•
the rights of holders of outstanding debt securities to receive payments in respect of the principal of, or interest or premium on such debt securities when such payments are due from the trust referred to below;

•
our obligations with respect to the debt securities concerning issuing temporary debt securities, registration of debt securities, mutilated, destroyed, lost or stolen debt securities and the maintenance of an office or agency for payment and money for security payments held in trust;

•	the rights, powers, trusts, duties and immunities of the trustee, and our and the Guarantors’ obligations in connection therewith; and

•	the legal defeasance and covenant defeasance (as defined below) provisions of the indenture.

In addition, we may, at our option and at any time, elect to have our and the Guarantors’ obligations released with respect to certain restrictive covenants of debt securities of such series and all obligations of the Guarantors with respect to the guarantees discharged (which we refer to in this prospectus as “covenant defeasance”), and thereafter any failure to comply with those covenants and obligations will not constitute a default or event of default with respect to the debt securities of such series or the related guarantees.  In the event covenant defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “—Events of Default and Remedies” will no longer constitute an event of default with respect to the debt securities of such series and the related guarantees.

In order to exercise either legal defeasance or covenant defeasance:

•
we must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the debt securities of the series, cash in U.S. dollars or in the foreign currency in which such debt securities are payable at stated maturity, non-callable government securities, or a combination of both, in amounts sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, or interest and premium, if any, on the outstanding debt securities on the stated date for payment thereof and we must specify whether the debt securities are being defeased to such stated date for payment or to a particular redemption date, if applicable;

•
in the case of legal defeasance, we must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the outstanding debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

•
in the case of covenant defeasance, we must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the outstanding debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

•
no default or event of default with respect to the debt securities to be defeased has occurred and is continuing on the date of such deposit (other than a default or event of default resulting from the borrowing of funds to be applied to such deposit);

•
such legal defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the indenture) to which we or any of our subsidiaries are a party or by which we or any of our subsidiaries are bound;

•
we must deliver to the trustee an officers’ certificate stating that the deposit was not made by us with the intent of preferring the holders of debt securities over the other creditors of ours with the intent of defeating, hindering, delaying or defrauding creditors of ours or others; and

•
we must deliver to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent relating to the legal defeasance or the covenant defeasance have been complied with.

Satisfaction and Discharge

We may discharge certain obligations to the holders of any debt securities of any series that have not already been delivered to the trustee for cancellation and that either have become due and payable or will become due and payable within one year (or scheduled for redemption within one year) if we deposit with the trustee, in trust, funds in the currency in which such debt securities are payable in an amount sufficient to pay the entire indebtedness on debt securities of such series with respect to principal and any premium and interest to the date of such deposit (if such debt securities have then become due and payable) or to the maturity date of such debt securities, as the case may be.

Concerning the Trustee

At all times, the trustee must be organized and doing business under the laws of the United States, any state thereof or the District of Columbia, and must comply with all applicable requirements under the Trust Indenture Act.

The trustee may resign at any time by giving us written notice or may be removed:

•	by act of the holders of a majority in principal amount of a series of outstanding debt securities; or

•
if it (i) fails to comply with the obligations imposed upon it under the Trust Indenture Act; (ii) is not organized and doing business under the laws of the United States, any state thereof or the District of Columbia; (iii) becomes incapable of acting as trustee; or (iv) or a court takes certain actions relating to bankruptcy, insolvency or reorganization.

If the trustee resigns, is removed or becomes incapable of acting, or if a vacancy occurs in the office of the trustee for any cause, we, by or pursuant to a board resolution, will promptly appoint a successor trustee or trustees with respect to the debt securities of such series.  We will give written notice to holders of the relevant series of debt securities, of each resignation and each removal of the trustee with respect to the debt securities of such series and each appointment of a successor trustee.  Upon the appointment of any successor trustee, we, the retiring trustee and such successor trustee, will execute and deliver a supplemental indenture in which each successor trustee will accept such appointment and which will contain such provisions as necessary or desirable to transfer to such successor trustee all the rights, powers, trusts and duties of the retiring trustee with respect to the relevant series of debt securities.

If the trustee becomes a creditor of us or any Guarantor, the indenture limits the right of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise.  The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign.

The holders of a majority in aggregate principal amount of the then outstanding debt securities will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions.  The indenture provides that in case an event of default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs.  Subject to such provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of the debt securities, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

New York Law to Govern

The indenture will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in that state.

DESCRIPTION OF DEBT SECURITIES OF DYCOM INVESTMENTS, INC. AND GUARANTEES

“We,” “our,” and “us” under this Description of Debt Securities and Guarantees refer to Dycom Investments, Inc. and “Guarantors” refers to Dycom Industries, Inc. and certain of its subsidiaries which will guarantee the debt securities.

This section contains a description of the general terms and provisions of the debt securities of Dycom Investments, Inc. that may be offered by this prospectus and to which any prospectus supplement may relate.  The particular terms of the debt securities offered will be described in the applicable prospectus supplement.  The prospectus supplement relating to a series of debt securities being offered pursuant to this prospectus will be attached to this prospectus.

We may issue senior debt securities and subordinated debt securities.  The debt securities are to be issued under an indenture (the “indenture”) to be entered into among us, the Guarantors and a trustee, the form of which is filed as an exhibit to the registration statement of which this prospectus forms a part.  The indenture may be supplemented from time to time.

This prospectus briefly outlines some of the indenture provisions.  The following summary of the material provisions of the indenture is qualified in its entirety by the provisions of the indenture, including definitions of certain terms used in the indenture.  Wherever we refer to particular sections or defined terms of the indenture, those sections or defined terms are incorporated in this prospectus and the applicable prospectus supplement by reference.  You should review the indenture that is filed as an exhibit to the registration statement for additional information.

In addition, the material specific financial, legal and other terms as well as federal income tax consequences particular to securities of each series will be described in the prospectus supplement relating to the securities of that series.  The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC.  For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

General

The indenture provisions do not limit the amount of debt that we, Dycom Industries, Inc. or any of its subsidiaries  may issue under the indenture or otherwise, and we may issue the securities in one or more series with the same or various maturities, at par or a premium, or with original issue discount.

Unless otherwise specified in the prospectus supplement, our debt securities covered by this prospectus will be our direct unsecured obligations.  Senior debt securities will rank equally with our other unsecured and unsubordinated indebtedness.  Subordinated debt securities will be unsecured and subordinated in right of payment to the prior payment in full of all of our unsecured and unsubordinated indebtedness.  See “—Subordination” below.  Any of our secured indebtedness will rank ahead of the debt securities to the extent of the assets securing such indebtedness.

We have no assets or operations.  Dycom Industries, Inc. is a holding company that conducts substantially all of its operations through its subsidiaries and none of its subsidiaries is obligated to make funds available to us for payment on the debt securities.  Accordingly, our ability to make payments on the debt securities is dependent on the earnings and the distribution or other payment of funds from Dycom Industries, Inc.’s subsidiaries.  The debt securities will be structurally subordinated in right of payment to all indebtedness and other liabilities and commitments (including trade payables and lease obligations) of Dycom Industries, Inc.’s subsidiaries.  Any right of Dycom Industries, Inc. to receive assets of any of its subsidiaries upon the subsidiary’s liquidation or reorganization will be structurally subordinated to the claims of that subsidiary’s creditors, except to the extent that Dycom Industries, Inc. is itself recognized as a creditor of the subsidiary, in which case the claims of Dycom Industries, Inc. would still be subordinate in right of payment to any security in the assets of the subsidiary and any indebtedness of the subsidiary senior to that held by Dycom Industries, Inc.  See “—Guarantees” below.

The prospectus supplement relating to any series of our debt securities being offered will include specific terms relating to the offering.  These terms will include, among other terms, some or all of the following, as applicable:

•	the title and series of such debt securities;

•	the total principal amount of the series of debt securities and whether there shall be any limit upon the aggregate principal amount of such debt securities;

•	the date or dates, or the method or methods, if any, by which such date or dates will be determined, on which the principal of the debt securities will be payable;

•
the rate or rates at which such debt securities will bear interest, if any, which rate may be zero in the case of certain debt securities issued at an issue price representing a discount from the principal amount payable at maturity, or the method by which such rate or rates will be determined (including, if applicable, any remarketing option or similar method), and the date or dates from which such interest, if any, will accrue or the method by which such date or dates will be determined;

•	the date or dates on which interest, if any, on such debt securities will be payable and any regular record dates applicable to the date or dates on which interest will be so payable;

•
the place or places where the principal of or any premium or interest on such debt securities will be payable, where any of such debt securities that are issued in registered form may be surrendered for registration of or transfer or exchange, and where any such debt securities may be surrendered for conversion or exchange;

•
if such debt securities are to be redeemable at our option, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such debt securities may be redeemed, in whole or in part, at our option;

•
provisions specifying whether we will be obligated to redeem or purchase any of such debt securities pursuant to any sinking fund or analogous provision or at the option of any holder of such debt securities and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such debt securities will be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such debt securities so redeemed or purchased;

•
if other than denominations of $2,000 and any integral multiple of $1,000 in excess thereof, the denominations in which any debt securities to be issued in registered form will be issuable and, if other than a denomination of $5,000, the denominations in which any debt securities to be issued in bearer form will be issuable;

•
provisions specifying whether the debt securities will be convertible into other securities of ours and/or exchangeable for securities of other issuers and, if so, the terms and conditions upon which such debt securities will be so convertible or exchangeable;

•
if other than the principal amount, the portion of the principal amount (or the method by which such portion will be determined) of such debt securities that will be payable upon declaration of acceleration of the maturity thereof;

•	if other than U.S. dollars, the currency of payment, including composite currencies, of the principal of and any premium or interest on any of such debt securities;

•
provisions specifying whether the principal of and any premium or interest on such debt securities will be payable, at the election of us or a holder of debt securities, in a currency other than that in which such debt securities are stated to be payable and the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made;

•	any index, formula or other method used to determine the amount of payments of principal of, any premium or interest on such debt securities;

•	provisions specifying whether such debt securities are to be issued in the form of one or more global securities and, if so, the identity of the depositary for such global security or securities;

•
provisions specifying whether such debt securities are senior debt securities or subordinated debt securities and, if subordinated debt securities, the specific subordination provisions applicable thereto;

•
in the case of subordinated debt securities, provisions specifying the relative degree, if any, to which such subordinated debt securities of the series will be senior to or be subordinated in right of payment to other series of subordinated debt securities or other indebtedness of ours, as the case may be, whether such other series of subordinated debt securities or other indebtedness is outstanding or not;

•	any deletions from, modifications of or additions to the events of default or covenants with respect to such debt securities;

•	terms specifying whether the provisions described below under “—Satisfaction and Discharge” and “—Legal Defeasance and Covenant Defeasance” will be applicable to such debt securities;

•	terms specifying whether any of such debt securities are to be issued upon the exercise of warrants, and the time, manner and place for such debt securities to be authenticated and delivered; and

•	any other terms of such debt securities and any other deletions from or modifications or additions to the applicable indenture in respect of such debt securities.

We will have the ability under the indenture to “reopen” a previously issued series of debt securities and issue additional debt securities of that series or establish additional terms of that series.  We also are permitted to issue debt securities with the same terms as previously issued debt securities.

We may in the future issue debt securities other than the debt securities described in this prospectus.  There is no requirement that any other debt securities that we issue be issued under the indenture described in this prospectus.  Thus, any other debt securities that we may issue may be issued under other indentures or documentation containing provisions different from those included in the indenture or applicable to one or more issues of the debt securities described in this prospectus.

Guarantees

Each of the Guarantors will jointly and severally guarantee, on a senior basis, the due and punctual payment of all amounts payable under our senior debt securities, including principal, premium, if any, and interest.  Each of the Guarantors will jointly and severally guarantee, on a basis subordinated to the prior payment in full of all senior indebtedness of each such Guarantor, the due and punctual payment of all amounts payable under our subordinated debt securities, including principal, premium, if any, and interest.

The obligations of each of the Guarantors under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance under applicable law.  We cannot assure you that this limitation will protect the guarantees from fraudulent conveyance or fraudulent transfer challenges or, if it does, that the remaining amount due and collectible under the guarantees would suffice, if necessary, to pay the debt securities in full when due.  In a Florida bankruptcy case, this kind of provision was found to be unenforceable and, as a result, the subsidiary guarantees in that case were found to be fraudulent conveyances.  We do not know if that case will be followed if there is litigation relating to the validity and/or enforceability of the guarantees under the indenture.  However, if it is followed, the risk that the guarantees will be found to be fraudulent conveyances will be significantly increased.

A Guarantor may not sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving entity) another entity, other than us or another Guarantor, unless:

(1) immediately after giving effect to that transaction, no default or event of default exists; and

(2) the entity acquiring the property in any such sale, assignment, transfer, conveyance, lease or other disposition or the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) assumes all the obligations of that Guarantor under the indenture and its guarantee pursuant to a supplemental indenture satisfactory to the trustee.

The guarantee of a Guarantor will be automatically and unconditionally released:

(1) in connection with certain sales or other dispositions of all or substantially all of the assets of the Guarantor (other than Dycom Industries, Inc.);

(2) in connection with certain sales or other dispositions of the capital stock of the Guarantor (other than Dycom Industries, Inc.); or

(3) upon legal defeasance, covenant defeasance or satisfaction and discharge of the debt securities as provided below under the captions “—Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge.”

We may not be released from our guarantee under any circumstances, except in the event of legal or covenant defeasance of the debt securities or of satisfaction and discharge of the indenture or pursuant to a provision of the indenture which limits the liability under our guarantee in order to prevent a fraudulent conveyance.

Merger, Consolidation or Sale of Assets

(a) Dycom Industries, Inc. will not, directly or indirectly:  (1) consolidate or merge with or into another entity (whether or not Dycom Industries, Inc. is the surviving corporation); (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of Dycom Industries, Inc. and its subsidiaries taken as a whole, in one or a series of related transactions, to another entity, or (3) permit any of the other Guarantors (whether or not such Guarantor is the surviving entity) to enter into any such transactions or a series of related transactions under clause (1) or (2) above which, in the aggregate, would result in a sale, assignment, transfer, conveyance or other disposition of all or substantially all of the properties and assets of Dycom Industries, Inc. and the other Guarantors taken as a whole, unless:

(1) either:  (a) Dycom Industries, Inc. or such other Guarantor is the surviving corporation; or (b) the entity formed by or surviving any such consolidation or merger (if other than Dycom Industries, Inc. or such other Guarantor) or to which such sale, assignment, transfer, conveyance or other disposition has been made is organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(2) the entity formed by or surviving any such consolidation or merger (if other than Dycom Industries, Inc. or such other Guarantor) or the entity to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of Dycom Industries, Inc. or such other Guarantor under the debt securities and the indenture pursuant to agreements reasonably satisfactory to the trustee; and

(3) immediately after such transaction, no default or event of default exists.

(b) We will not, directly or indirectly:  (1) consolidate or merge with or into another entity (whether or not we are the surviving corporation); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of our properties or assets in one or a series of related transactions, to another entity, unless:

(1) either:  (a) we are the surviving corporation; or (b) the entity formed by or surviving any such consolidation or merger (if other than us) or to which such sale, assignment, transfer, conveyance or other disposition has been made is organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that in the case when such entity is not a corporation, a co-obligor of the debt securities is a corporation organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(2) the entity formed by or surviving any such consolidation or merger (if other than us) or the entity to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all our obligations under the debt securities and the indenture pursuant to agreements reasonably satisfactory to the trustee; and

(3) immediately after such transaction, no default or event of default exists.

(c) This “Merger, Consolidation or Sale of Assets” covenant will not apply to:

(A) a merger of Dycom Industries, Inc. or us with an affiliate solely for the purpose of reincorporating Dycom Industries, Inc. or us in another jurisdiction; or

(B) any consolidation or merger or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among Dycom Industries, Inc. or us and Dycom Industries, Inc.’s subsidiaries.

(d)  A supplemental indenture or the form of security for a particular series of debt securities may include additional conditions or changes to the “Merger, Consolidation or Sale of Assets” covenant described above.  The “Merger, Consolidation or Sale of Assets” covenant applicable to a particular series of debt securities will be discussed in the prospectus supplement relating to such series.

Additional Covenants

Any additional covenants applicable to a particular series of our debt securities will be discussed in the prospectus supplement relating to such series and will be included in a supplemental indenture or the form of security for such series.

Events of Default and Remedies

An “event of default” means any one of the following events that occurs with respect to a series of our debt securities issued under the indenture:

•	failure to pay interest on any debt security of such series for 30 days after payment was due;

•	failure to make the principal or any premium payment (whether at maturity, upon redemption or otherwise) on any debt security of such series when due;

•	failure to make any sinking fund payment or analogous obligation when due in respect of any debt securities of such series;

•
failure by us, Dycom Industries, Inc. or any of the other Guarantors to comply with any other agreements in the indenture and this failure continues for 60 days after Dycom Industries, Inc. receives written notice of it by the trustee or the holders of at least 25% in aggregate principal amount of the debt securities of a particular series voting as a single class (other than any failure to perform in respect of an agreement included in the indenture solely for the benefit of another series of debt securities);

•
any default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by us, Dycom Industries, Inc. or any of the other Guarantors (or the payment of which is guaranteed by us, Dycom Industries, Inc. or any of the other Guarantors), if that default:  (a) is caused by a failure to make any payment on such indebtedness when due at final maturity of such indebtedness (a “payment default”); or (b) results in the acceleration of such indebtedness prior to its express maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a payment default or the maturity of which has been so accelerated, aggregates $25.0 million or more;

•
failure by us or Dycom Industries Inc. to pay final judgments entered by a court or courts of competent jurisdiction (to the extent any such judgments are not paid or covered by insurance provided by a reputable carrier) aggregating in excess of $25.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

•
except as permitted in the indenture, any guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or any Guarantor denies or disaffirms its obligations under its guarantee, except to the extent contemplated by the indenture and any such guarantee; and

•	certain events of bankruptcy or insolvency with respect to us, Dycom Industries, Inc. or certain of its significant subsidiaries.

A supplemental indenture or the form of security for a particular series of debt securities may include additional events of default or changes to the events of default described above.  The events of default applicable to a particular series of debt securities will be discussed in the prospectus supplement relating to such series.  Other than as specified above, a default under our other indebtedness will not be a default under the indenture for the debt securities covered by this prospectus, and a default under one series of debt securities will not necessarily be a default under another series.

In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to Dycom Industries, Inc. or certain of its significant subsidiaries, all outstanding debt securities will become due and payable immediately without further action or notice.  If any other event of default with respect to outstanding debt securities of any series occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of outstanding debt securities of that series then outstanding may declare all debt securities of that series to be due and payable immediately by notice in writing to us specifying the event of default.

The holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series by notice to the trustee may, on behalf of the holders of all of the debt securities of such particular series, rescind an acceleration or waive any existing default or event of default and its consequences under the indenture except a continuing default or event of default in the payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities or a covenant or provision that cannot be modified or amended without the consent of each holder of outstanding securities of that series.

We refer you to the prospectus supplement relating to any series of debt securities that are discount securities for the particular provisions relating to acceleration of a portion of the principal amount of the discount securities upon the occurrence of an event of default.

Holders of the debt securities may not enforce the indenture or the debt securities except as provided in the applicable indenture.  Subject to certain limitations, holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series may direct the trustee in its exercise of any trust or power.  The trustee may withhold from holders of the debt securities notice of any default if it determines that withholding notices is in their interest, except for defaults relating to the payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities.

Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default occurs and is continuing, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of the debt securities of a particular series unless such holders have offered to the trustee reasonable indemnity or security against any loss, liability or expense.  Except to enforce the right to receive payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities when due, no holder of the debt securities may pursue any remedy with respect to the indenture or the debt securities unless:

•	such holder has previously given the trustee notice that an event of default is continuing;

•	holders of at least 25% in aggregate principal amount of the then outstanding debt securities of a particular series have requested the trustee to pursue the remedy;

•	such holders have offered the trustee reasonable security or indemnity against any loss, liability or expense;

•	the trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity; and

•
holders of a majority in aggregate principal amount of the then outstanding debt securities of such series have not given the trustee a direction inconsistent with such request within such 60-day period.

We are required to deliver to the trustee annually a statement regarding compliance with the indenture.  Within five business days of becoming aware of any default or event of default, we are required to deliver to the trustee a statement specifying such default or event of default.

Modification of Indenture

Except as provided in the next three succeeding paragraphs and as described in the prospectus supplement relating to a series of debt securities, the indenture, our debt securities and the guarantees may be amended or modified with the consent of the holders of at least a majority in aggregate principal amount of all outstanding debt securities which are affected by such amendment or modification, and any existing default or event of default or compliance with any provision of the indenture, the debt securities or the guarantees may be waived with the consent of the holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series.

Without the consent of each holder of debt securities affected, an amendment, modification or waiver may not (with respect to any affected debt securities held by a non-consenting holder):

(1) reduce the principal amount of debt securities whose holders must consent to an amendment, modification or waiver;

(2) reduce the principal of or change the fixed maturity of any debt securities or alter the provisions with respect to the redemption of any debt securities;

(3) reduce the rate of or change the time for payment of interest on any debt securities;

(4) waive a default or event of default in the payment of principal of, or interest or premium, if any, on any debt securities (except a rescission of acceleration of the debt securities by the holders of at least a majority in aggregate principal amount of the then outstanding debt securities of a particular series and a waiver of the payment default that resulted from such acceleration);

(5) make any debt security payable in money other than that stated in such debt securities;

(6) impair the right to institute suit for the enforcement of any payment on or with respect to any debt securities or the related guarantees;

(7) waive a redemption payment with respect to any debt securities;

(8) release any Guarantor from any of its obligations under its guarantee or the indenture, except in accordance with the terms of the indenture; or

(9) make any change in the preceding amendment and waiver provisions.

In addition, any amendment or modification to, or waiver of, the provisions of the indenture relating to subordination of the debt securities and the guarantees that adversely affects the rights of the holders of the debt securities will require the consent of the holders of at least 75% in aggregate principal amount of affected debt securities then outstanding.

Notwithstanding the preceding, without the consent of any holder of debt securities, we, the Guarantors and the trustee may amend or modify the indenture, the debt securities or the guarantees:

(1) to cure any ambiguity, defect or inconsistency;

(2) to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

(3) to make any change that would provide any additional rights or benefits to the holders of debt securities or that does not materially adversely affect the legal rights under the indenture of any such holder;

(4) to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act;

(5) to conform the text of the indenture, the guarantees or the debt securities to any provision of this prospectus or to the prospectus supplement relating to the debt securities of any series to the extent that such provision in the prospectus or the prospectus supplement was intended to be a verbatim recitation of a provision of the indenture, the guarantees or the debt securities;

(6) to release a Guarantor from its obligations under its guarantee or the indenture in accordance with the applicable provisions of the indenture;

(7) to secure any debt securities and/or any guarantees ;

(8) to evidence and provide for the acceptance of appointment by a successor trustee; or

(9) to allow any Guarantor to execute a supplemental indenture and/or a guarantee with respect to the debt securities.

In computing whether the holders of the requisite principal amount of outstanding debt securities have taken action under an indenture or supplemental indenture:

•
for an original issue discount security, we will use the amount of the principal that would be due and payable as of that date, as if the maturity of the debt had been accelerated due to a default; and

•
for a debt security denominated in a foreign currency or currencies, we will use the U.S. dollar equivalent of the outstanding principal amount as of that date, using the exchange rate in effect on the date of original issuance of the debt security.

Subordination

The extent to which a particular series of our subordinated debt securities may be subordinated to our unsecured and unsubordinated indebtedness will be set forth in the prospectus supplement for any such series and any indenture may be modified by a supplemental indenture to reflect such subordination provisions.

Payment and Transfer

Unless otherwise specified in the related prospectus supplement, we will pay principal, interest and any premium on fully registered securities at the place or places designated by us for such purposes.  We will make payment to the persons in whose names the debt securities are registered at the close of business on the day or days specified by us.  Any other payments will be made as set forth in the applicable prospectus supplement.

All paying agents initially designated by us with respect to payments on the debt securities will be named in the related prospectus supplement.  We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts, except that we will be required to maintain a paying agent in each place where the principal of and any premium or interest on any debt securities are payable.

Unless otherwise provided in the related prospectus supplement, holders may transfer or exchange debt securities at the corporate trust office of the trustee or at any other office or agency maintained by us for such purposes.  We will not charge a service fee for any transfer or exchange of certificated securities, but we may require payment of a sum sufficient to cover any stamp tax or other governmental charge and any other reasonable expenses (including fees and expenses of the trustee) that we are required to pay in connection with a transfer or exchange.

You may effect the transfer of certificated securities and the right to receive the principal, premium and interest on certificated securities only by surrendering the certificate representing those certificated securities and either reissuance by us or the trustee of the certificate to the new holder or the issuance by us or the trustee of a new certificate to the new holder.

We are not required to:

•
register the transfer of or exchange securities of any series during a period beginning at the opening of business 15 days before the day we transmit a notice of redemption of securities of the series selected for redemption and ending at the close of business on the day of the transmission; or

•	register the transfer of or exchange any security so selected for redemption in whole or in part, except the unredeemed portion of any security being redeemed in part.

All transfer agents initially designated by us will be named in the related prospectus supplement.  We may at any time rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place where the principal of and any premium or interest on any debt securities are payable.

We have initially appointed the trustee as security registrar, transfer agent and paying agent for the debt securities.

Global Securities

We may issue the global securities in either registered or bearer form, in either temporary or permanent form.  Where any debt securities of any series are issued in bearer form, the restrictions and considerations applicable to such debt securities and with respect to the payment, transfer and exchange of such debt securities will be described in the related prospectus supplement.  Debt securities that are represented in whole or in part by one or more global securities will be registered in the name of a depositary or its nominee identified in the applicable prospectus supplement, and such global securities will be deposited with, or on behalf of, the depositary.  The applicable prospectus supplement will describe the specific terms of the depositary arrangement with respect to the applicable securities of that series.  We anticipate that the following provisions will apply to all depositary arrangements.

Once a global security is issued, the depositary will credit on its book-entry system the respective principal amounts of the individual securities represented by that global security to the accounts of institutions that have accounts with the depositary.  These institutions are known as participants.  The underwriters for the securities will designate the accounts to be credited.  However, if we have offered or sold the securities either directly or through agents, we or the agents will designate the appropriate accounts to be credited.

Ownership of beneficial interest in a global security will be limited to participants or persons that may hold beneficial interests through participants.  Ownership of beneficial interest in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the depositary’s participants or persons that hold through participants.  The laws of some states require that certain purchasers of securities take physical delivery of securities.  Such limits and such laws may limit the market for beneficial interests in a global security.

So long as the depositary for a global security, or its nominee, is the registered owner of a global security, the depositary or nominee will be considered the sole owner or holder of the securities represented by the global security for all purposes under the indenture.  Except as provided in the applicable prospectus supplement, owners of beneficial interests in a global security:

•	will not be entitled to have securities represented by global securities registered in their names;

•	will not receive or be entitled to receive physical delivery of securities in definitive form; and

•	will not be considered owners or holders of these securities under the indenture.

Payments of principal, any premium and interest on the individual securities registered in the name of the depositary or its nominee will be made to the depositary or its nominee as the holder of that global security.  Neither we nor the trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a global security, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests, and each of us and the trustee may act or refrain from acting without liability on any information provided by the depositary.

We expect that the depositary, after receiving any payment of principal, any premium or interest in respect of a global security, will immediately credit the accounts of the participants with payment in amounts proportionate to their respective holdings in principal amount of beneficial interest in a global security as shown on the records of the depositary.  We also expect that payments by participants to owners of beneficial interests in a global security will be governed by standing customer instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participants.

Debt securities represented by a global security will be exchangeable for debt securities in definitive form of like tenor in authorized denominations only if the depositary notifies us that it is unwilling or unable to continue as the depositary and a successor depositary is not appointed by us within 90 days or we, in our discretion, determine not to require all of the debt securities of a series to be represented by a global security and notify the trustee of our decision.

Legal Defeasance and Covenant Defeasance

We may at any time, at the option of our board of directors evidenced by a resolution set forth in an officers’ certificate, elect to have all of our obligations discharged with respect to the outstanding debt securities of such series and all obligations of the Guarantors discharged with respect to their related guarantees (which we refer to in this prospectus as “legal defeasance”) except for:

•
the rights of holders of outstanding debt securities to receive payments in respect of the principal of, or interest or premium on such debt securities when such payments are due from the trust referred to below;

•
our obligations with respect to the debt securities concerning issuing temporary debt securities, registration of debt securities, mutilated, destroyed, lost or stolen debt securities and the maintenance of an office or agency for payment and money for security payments held in trust;

•	the rights, powers, trusts, duties and immunities of the trustee, and our and the Guarantors’ obligations in connection therewith; and

•	the legal defeasance and covenant defeasance (as defined below) provisions of the indenture.

In addition, we may, at our option and at any time, elect to have our and the Guarantors’ obligations released with respect to certain restrictive covenants of debt securities of such series and all obligations of the Guarantors with respect to the guarantees discharged (which we refer to in this prospectus as “covenant defeasance”), and thereafter any failure to comply with those covenants and obligations will not constitute a default or event of default with respect to the debt securities of such series or the related guarantees.  In the event covenant defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “—Events of Default and Remedies” will no longer constitute an event of default with respect to the debt securities of such series and the related guarantees.

In order to exercise either legal defeasance or covenant defeasance:

•
we must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the debt securities of the series, cash in U.S. dollars or in the foreign currency in which such debt securities are payable at stated maturity, non-callable government securities, or a combination of both, in amounts sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, or interest and premium, if any, on the outstanding debt securities on the stated date for payment thereof and we must specify whether the debt securities are being defeased to such stated date for payment or to a particular redemption date, if applicable;

•
in the case of legal defeasance, we must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the outstanding debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

•
in the case of covenant defeasance, we must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the outstanding debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

•
no default or event of default with respect to the debt securities to be defeased has occurred and is continuing on the date of such deposit (other than a default or event of default resulting from the borrowing of funds to be applied to such deposit);

•
such legal defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the indenture) to which Dycom Industries, Inc. or any of its subsidiaries is a party or by which Dycom Industries, Inc. or any of its subsidiaries is bound;

•
we must deliver to the trustee an officers’ certificate stating that the deposit was not made by us with the intent of preferring the holders of debt securities over the other creditors of ours with the intent of defeating, hindering, delaying or defrauding creditors of ours or others; and

•
we must deliver to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent relating to the legal defeasance or the covenant defeasance have been complied with.

Satisfaction and Discharge

We may discharge certain obligations to the holders of any debt securities of any series that have not already been delivered to the trustee for cancellation and that either have become due and payable or will become due and payable within one year (or scheduled for redemption within one year) if we deposit with the trustee, in trust, funds in the currency in which such debt securities are payable in an amount sufficient to pay the entire indebtedness on debt securities of such series with respect to principal and any premium and interest to the date of such deposit (if such debt securities have then become due and payable) or to the maturity date of such debt securities, as the case may be.

Concerning the Trustee

At all times, the trustee must be organized and doing business under the laws of the United States, any state thereof or the District of Columbia, and must comply with all applicable requirements under the Trust Indenture Act.

The trustee may resign at any time by giving us written notice or may be removed:

•	by act of the holders of a majority in principal amount of a series of outstanding debt securities; or

•
if it (i) fails to comply with the obligations imposed upon it under the Trust Indenture Act; (ii) is not organized and doing business under the laws of the United States, any state thereof or the District of Columbia; (iii) becomes incapable of acting as trustee; or (iv) or a court takes certain actions relating to bankruptcy, insolvency or reorganization.

If the trustee resigns, is removed or becomes incapable of acting, or if a vacancy occurs in the office of the trustee for any cause, we, by or pursuant to a board resolution, will promptly appoint a successor trustee or trustees with respect to the debt securities of such series.  We will give written notice to holders of the relevant series of debt securities, of each resignation and each removal of the trustee with respect to the debt securities of such series and each appointment of a successor trustee.  Upon the appointment of any successor trustee, we, the retiring trustee and such successor trustee, will execute and deliver a supplemental indenture in which each successor trustee will accept such appointment and which will contain such provisions as necessary or desirable to transfer to such successor trustee all the rights, powers, trusts and duties of the retiring trustee with respect to the relevant series of debt securities.

If the trustee becomes a creditor of us or any Guarantor, the indenture limits the right of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise.  The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign.

The holders of a majority in aggregate principal amount of the then outstanding debt securities will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions.  The indenture provides that in case an event of default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs.  Subject to such provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of the debt securities, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

New York Law to Govern

The indenture will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in that state.

DESCRIPTION OF CAPITAL STOCK

This section contains a description of our capital stock.  The following summary of the terms of our capital stock is not meant to be complete and is qualified by reference to our certificate of incorporation, as amended, and our by-laws, as amended, which are incorporated by reference as exhibits into the registration statement of which this prospectus is a part.

We have authorized the issuance of 150,000,000 shares of common stock, $0.33 1/3 par value, and 1,000,000 shares of preferred stock, $1.00 par value share.

Common Stock

On September 4, 2014, there were 34,000,148 outstanding shares of common stock held by 554 stockholders of record.

The holders of common stock are entitled to one vote per share on all matters submitted to a vote of the stockholders.  Holders of common stock do not have cumulative voting rights.  Therefore, holders of more than 50% of the shares of common stock are able to elect all of our directors eligible for election in a given year.  The holders of common stock are entitled to dividends and other distributions out of assets legally available if and when declared by the board of directors.  Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to share pro rata in the distribution of all of our assets remaining available for distribution after satisfaction of all liabilities, including any prior rights of any preferred stock which may be outstanding.  There are no redemption or sinking fund provisions applicable to the common stock.

The transfer agent and registrar for the common stock is American Stock Transfer & Trust Company, New York, New York.

Preferred Stock

There are no shares of preferred stock outstanding.  Series of the preferred stock may be created and issued from time to time by our board of directors, with such rights and preferences as they may determine.

Anti-takeover Provisions

We have agreements with certain of our executive officers which provide for substantial compensation (in general terms, continuation of twelve months the officer’s base salary and vesting of all equity-based awards awarded to the officer pursuant to any of our long-term incentive plans), upon our termination of the officer’s employment without cause or the officer’s resignation of his employment for good reason on or prior to the second anniversary following the consummation of a change of control in our company.  A change of control is defined as any person’s acquisition of more than 20% of our outstanding securities, the sale or transfer of substantially all of our assets to someone other than one of our wholly-owned subsidiaries, or a change of control of the board of directors.

Our articles of incorporation provide that the board of directors is divided into three classes, as nearly equal in number as possible, with one class of directors being elected each year for a three-year term.  The classification of the board may have the effect of delaying a change in a majority of the members of our board of directors.

Our articles of incorporation require approval of 80% of the outstanding shares of our capital stock entitled to vote in elections of directors for any merger with or into another corporation or any sale or transfer of all or a substantial part of our assets to, or any sale or transfer to us or any subsidiary in exchange for our securities or any assets (except assets valued at less than $1,000,000) of, any other corporation or person, if at the time such other corporation or person is the beneficial owner, or is affiliated with the beneficial owner, of more than 20% of the outstanding shares of our capital stock entitled to vote in elections of directors. This requirement is not applicable to any such transaction with another corporation which was approved by our board of directors prior to the time that such other corporation became a holder of more than 20% of the outstanding shares of our capital stock.

The Florida Business Corporation Act contains provisions eliminating the voting rights of “control shares,” which are defined as shares which give any person, directly or indirectly, ownership of, or the power to direct the exercise of voting power with respect to, 20% or more of the outstanding voting power of an “issuing public corporation.”  A corporation is an issuing public corporation if it has at least 100 shareholders, its principal place of business, principal office or substantial assets are in Florida and either more than 10% of its shareholders reside in Florida, more than 10% of its shares are owned by Florida residents or 1,000 shareholders reside in Florida.  The voting rights of control shares are not eliminated if the articles of incorporation or the bylaws of the corporation prior to the acquisition provide that the statute does not apply.  Voting rights are restored to control shares if, subsequent to their acquisition, the corporation’s shareholders (other than the holder of control shares, officers of the corporation and employee directors) vote to restore such voting rights.

The Florida Business Corporation Act also restricts “affiliated transactions” (mergers, consolidations, transfers of assets and other transactions) between “interested shareholders” (the beneficial owners of 10% or more of the corporation’s outstanding shares) and the corporation or any subsidiary.  Affiliated transactions must be approved by two-thirds of the voting shares not beneficially owned by the interested shareholder or by a majority of the corporation’s “disinterested” directors.  The statutory restrictions do not apply if the corporation has had fewer than 300 shareholders of record for three years, the interested shareholder has owned at least 80% of the outstanding shares for five years, the interested shareholder owns at least 90% of the corporation’s outstanding voting shares, or certain consideration is paid to all shareholders.

The provisions of our articles and by-laws and the change of control agreements and the application of the anti-takeover provisions of the Florida Business Corporation Act could have the effect of discouraging, delaying or preventing a change of control not approved by the board of directors which could affect the market price of our common stock.

Indemnification

Our by-laws require us to indemnify each of our directors and officers to the fullest extent permitted by law and limits the liability of our directors and stockholders for monetary damages in certain circumstances.

The provisions of the Florida Business Corporation Act that allow such indemnification do not eliminate the duty of care of a director and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available.  In addition, each director continues to be subject to liability for (a) criminal violations, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) deriving an improper personal benefit from a transaction, (c) voting for or assenting to an unlawful distribution, and (d) willful misconduct or a conscious disregard for our best interests in a proceeding by or on our behalf or in a proceeding by or on behalf of a shareholder. The statute does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

DESCRIPTION OF DEPOSITARY SHARES

General

We may elect to offer fractional shares of preferred stock rather than full shares of preferred stock.  In that event, we will issue receipts for depositary shares, and each of these depositary shares will represent a fraction (to be set forth in the applicable prospectus supplement) of a share of a particular series of preferred stock.

The shares of any series of preferred stock underlying the depositary shares will be deposited under a deposit agreement between us and a bank or trust company selected by us.  The depositary will have its principal office in the United States and a combined capital and surplus of at least $50,000,000.

Subject to the terms of the deposit agreement, each owner of a depositary share will be entitled, in proportion to the applicable fraction of a share of preferred stock underlying the depositary share, to all the rights and preferences of the preferred stock underlying that depositary share.  Those rights may include dividend, voting, redemption, conversion and liquidation rights.

The depositary shares will be evidenced by depositary receipts issued under a deposit agreement.  Depositary receipts will be distributed to those persons purchasing the fractional shares of preferred stock underlying the depositary shares, in accordance with the terms of the offering.  The following description of the material terms of the deposit agreement, the depositary shares and the depositary receipts is only a summary, and you should refer to the forms of the deposit agreement and depositary receipts that will be filed with the SEC in connection with the offering of the specific depositary shares for more complete information.

Pending the preparation of definitive engraved depositary receipts, the depositary may, upon our written order, issue temporary depositary receipts substantially identical to the definitive depositary receipts but not in definitive form.  These temporary depositary receipts entitle their holders to all the rights of definitive depositary receipts.  Temporary depositary receipts will then be exchangeable for definitive depositary receipts at our expense.

Dividends and Other Distributions

The depositary will distribute all cash dividends or other cash distributions received with respect to the underlying stock to the record holders of depositary shares in proportion to the number of depositary shares owned by those holders.

If there is a distribution other than in cash, the depositary will distribute property received by it to the record holders of depositary shares that are entitled to receive the distribution, unless the depositary determines that it is not feasible to make the distribution.  If this occurs, the depositary may, with our approval, sell the property and distribute the net proceeds from the sale to the applicable holders.

Withdrawal of Underlying Preferred Stock

Unless we say otherwise in a prospectus supplement, holders may surrender depositary receipts at the principal office of the depositary and, upon payment of any unpaid amount due to the depositary, be entitled to receive the number of whole shares of underlying preferred stock and all money and other property represented by the related depositary shares.  We will not issue any partial shares of preferred stock.  If the holder delivers depositary receipts evidencing a number of depositary shares that represent more than a whole number of shares of preferred stock, the depositary will issue a new depositary receipt evidencing the excess number of depositary shares to that holder.

Redemption of Depositary Shares

If a series of preferred stock represented by depositary shares is subject to redemption, the depositary shares will be redeemed from the proceeds received by the depositary resulting from the redemption, in whole or in part, of that series of underlying stock held by the depositary.  The redemption price per depositary share will be equal to the applicable fraction of the redemption price per share payable with respect to that series of underlying stock.  Whenever we redeem shares of underlying stock that are held by the depositary, the depositary will redeem, as of the same redemption date, the number of depositary shares representing the shares of underlying stock so redeemed.  If fewer than all the depositary shares are to be redeemed, the depositary shares to be redeemed will be selected by lot or proportionately or by other equitable method, as may be determined by the depositary.

Voting

Upon receipt of notice of any meeting at which the holders of the underlying stock are entitled to vote, the depositary will mail the information contained in the notice to the record holders of the depositary shares underlying the preferred stock.  Each record holder of the depositary shares on the record date (which will be the same date as the record date for the underlying stock) will be entitled to instruct the depositary as to the exercise of the voting rights pertaining to the amount of the underlying stock represented by that holder’s depositary shares.  The depositary will then try, as far as practicable, to vote the number of shares of preferred stock underlying those depositary shares in accordance with those instructions, and we will agree to take all reasonable actions which may be deemed necessary by the depositary to enable the depositary to do so.  The depositary will not vote the underlying shares to the extent it does not receive specific instructions with respect to the depositary shares representing the preferred stock.

Conversion or Exchange of Preferred Stock

If the deposited preferred stock is convertible into or exchangeable for other securities, the following will apply.  The depositary shares, as such, will not be convertible into or exchangeable for such other securities.  Rather, any holder of the depositary shares may surrender the related depositary receipts, together with any amounts payable by the holder in connection with the conversion or the exchange, to the depositary with written instructions to cause conversion or exchange of the preferred stock represented by the depositary shares into or for such other securities.  If only some of the depositary shares are to be converted or exchanged, a new depositary receipt or receipts will be issued for any depositary shares not to be converted or exchanged.

Amendment and Termination of the Deposit Agreement

The form of depositary receipt evidencing the depositary shares and any provision of the deposit agreement may at any time be amended by agreement between us and the depositary.  However, any amendment which materially and adversely alters the rights of the holders of depositary shares will not be effective unless the amendment has been approved by the holders of at least a majority of the depositary shares then outstanding.  The deposit agreement may be terminated by us upon not less than 60 days’ notice whereupon the depositary shall deliver or make available to each holder of depositary shares, upon surrender of the depositary receipts held by such holder, the number of whole or fractional shares of preferred stock represented by such receipts.  The deposit agreement will automatically terminate if (a) all outstanding depositary shares have been redeemed or converted into or exchanged for any other securities into or for which the underlying preferred stock are convertible or exchangeable or (b) there has been a final distribution of the underlying stock in connection with our liquidation, dissolution or winding up and the underlying stock has been distributed to the holders of depositary receipts.

Charges of Depositary

We will pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements.  We will also pay charges of the depositary in connection with its duties in accordance with the deposit agreement.  Holders of depositary receipts will pay transfer and other taxes and governmental and other charges, including a fee for any permitted withdrawal of shares of underlying stock upon surrender of depositary receipts, as are expressly provided in the deposit agreement to be for their accounts.

Reports

The depositary will forward to holders of depositary receipts all reports and communications from us that we deliver to the depositary and that we are required to furnish to the holders of the underlying stock.

Limitation on Liability

Neither we nor the depositary will be liable if either of us is prevented or delayed by law or any circumstance beyond our control in performing our respective obligations under the deposit agreement.  Our obligations and those of the depositary will be limited to performance in good faith of our respective duties under the deposit agreement.  Neither we nor the depositary will be obligated to prosecute or defend any legal proceeding in respect of any depositary shares or underlying stock unless satisfactory indemnity is furnished.  We and the depositary may rely upon written advice of counsel or accountants, or upon information provided by persons presenting underlying stock for deposit, holders of depositary receipts or other persons believed to be competent and on documents believed to be genuine.

In the event the depositary receives conflicting claims, requests or instructions from any holders of depositary shares, on the one hand, and us, on the other, the depositary will act on our claims, requests or instructions.

Resignation and Removal of Depositary

The depositary may resign at any time by delivering notice to us of its election to resign.  We may remove the depositary at any time.  Any resignation or removal will take effect upon the appointment of a successor depositary and its acceptance of the appointment.  The successor depositary must be appointed within 60 days after delivery of the notice of resignation or removal and must be a bank or trust company having its principal office in the United States and having a combined capital and surplus of at least $50,000,000.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time.  This description is subject to the detailed provisions of a warrant agreement to be entered into between us and a warrant agent we select at the time of issue and the description in the prospectus supplement relating to the applicable series of warrants.

General

We may issue warrants to purchase debt securities, preferred stock, depositary shares, common stock or any combination thereof.  Such warrants may be issued independently or together with any such securities and may be attached or separate from such securities.  We may issue each series of warrants under a separate warrant agreement to be entered into between a warrant agent and us.  The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the designation and terms of the securities purchasable upon exercise of such warrants and the number of such securities issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Amendments and Supplements to Warrant Agreement

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

DESCRIPTION OF SECURITIES PURCHASE CONTRACTS
AND SECURITIES PURCHASE UNITS

The following is a general description of the terms of the securities purchase contracts and securities purchase units we may issue from time to time.

The applicable prospectus supplement will describe the terms of any securities purchase contracts or securities purchase units and, if applicable, prepaid securities purchase contracts.  The description in the prospectus supplement will be qualified in its entirety by reference to (1) the securities purchase contracts, (2) the collateral arrangements and depositary arrangements, if applicable, relating to such securities purchase contracts or securities purchase units and (3) if applicable, the prepaid securities purchase contracts and the document pursuant to which such prepaid securities purchase contracts will be issued.

Stock Purchase Contracts and Stock Purchase Units

We may issue stock purchase contracts, including contracts obligating holders to purchase from us, and obligating us to sell to holders, a fixed or varying number of common stock, preferred stock or depositary shares at a future date or dates.  The consideration per share of common stock, preferred stock or depositary shares may be fixed at the time that the stock purchase contracts are issued or may be determined by reference to a specific formula set forth in the stock purchase contracts.  Any stock purchase contract may include anti-dilution provisions to adjust the number of shares issuable pursuant to such stock purchase contract upon the occurrence of certain events.

The stock purchase contracts may be issued separately or as a part of units (“stock purchase units”), consisting of a stock purchase contract and debt securities, preferred securities or debt or equity obligations of third parties, including U.S.  Treasury securities, in each case securing holders’ obligations to purchase common stock, preferred stock or depositary shares under the stock purchase contracts.  The stock purchase contracts may require us to make periodic payments to holders of the stock purchase units, or vice versa, and such payments may be unsecured or prefunded and may be paid on a current or on a deferred basis.  The stock purchase contracts may require holders to secure their obligations thereunder in a specified manner and in certain circumstances we may deliver newly issued prepaid stock purchase contracts upon release to a holder of any collateral securing such holder’s obligations under the original stock purchase contract.  Any one or more of the above securities, common stock or the stock purchase contracts or other collateral may be pledged as security for the holders’ obligations to purchase or sell, as the case may be, the common stock, preferred stock or depositary shares under the stock purchase contracts.  The stock purchase contracts may also allow the holders, under certain circumstances, to obtain the release of the security for their obligations under such contracts by depositing with the collateral agent as substitute collateral treasury securities with a principal amount at maturity equal to the collateral so released or the maximum number of shares deliverable by such holders under stock purchase contracts requiring the holders to sell common stock, preferred stock or depositary shares to us.

Debt Purchase Contracts and Debt Purchase Units

We may issue debt purchase contracts, including contracts obligating holders to purchase from us, and obligating us to sell to holders, a fixed or varying number of debt at a future date or dates.  The purchase price and the interest rate may be fixed at the time the debt purchase contracts are issued or may be determined by reference to a specific formula set forth in the debt purchase contracts.

The debt purchase contracts may be issued separately or as a part of units (“debt purchase units”), consisting of a debt purchase contract and debt securities, preferred securities or debt or equity obligations of third parties, including U.S.  Treasury securities, in each case securing holders’ obligations to purchase debt securities under the debt purchase contracts.  The debt purchase contracts may require us to make periodic payments to holders of the debt purchase units, or vice versa, and such payments may be unsecured or prefunded and may be paid on a current or on a deferred basis.  The debt purchase contracts may require holders to secure their obligations thereunder in a specified manner and in certain circumstances we may deliver newly issued prepaid debt purchase contracts upon release to a holder of any collateral securing such holder’s obligations under the original debt purchase contract.  Any one or more of the above securities, common stock or the debt purchase contracts or other collateral may be pledged as security for the holders’ obligations to purchase or sell the debt securities under the debt purchase contracts.

The debt purchase contracts may also allow the holders, under certain circumstances, to obtain the release of the security for their obligations under such contracts by depositing with the collateral agent as substitute collateral treasury securities with a principal amount at maturity equal to the collateral so released or the maximum aggregate principal amount of debt securities deliverable by such holders under debt purchase contracts requiring the holders to sell debt securities to us.

PLAN OF DISTRIBUTION

We may sell the securities covered by this prospectus in any of the following three ways (or in any combination):

•	through underwriters, dealers or remarketing firms;

•	directly to one or more purchasers, including to a limited number of institutional purchasers; or

•	through agents.

Any such dealer or agent, in addition to any underwriter, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  Any discounts or commissions received by an underwriter, dealer, remarketing firm or agent on the sale or resale of securities may be considered by the SEC to be underwriting discounts and commissions under the Securities Act.

In addition, we may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions.  If the applicable prospectus supplement indicates, in connection with such a transaction, the third parties may, pursuant to this prospectus and the applicable prospectus supplement, sell securities covered by this prospectus and the applicable prospectus supplement.  If so, the third party may use securities borrowed from us or others to settle such sales and may use securities received from us to close out any related short positions.  We may also loan or pledge securities covered by this prospectus and the applicable prospectus supplement to third parties, who may sell the loaned securities or, in an event of default in the case of a pledge, sell the pledged securities pursuant to this prospectus and the applicable prospectus supplement.

The terms of the offering of the securities with respect to which this prospectus is being delivered will be set forth in the applicable prospectus supplement and will include, among other things:

•	the type of and terms of the securities offered;

•	the price of the securities;

•	the proceeds to us from the sale of the securities;

•	the names of the securities exchanges, if any, on which the securities are listed;

•	the name of any underwriter, dealer, remarketing firm or agent and the amount of securities underwritten or purchased by each of them;

•	any over-allotment options under which underwriters may purchase additional securities from us;

•	any underwriting discounts, agency fees or other compensation to underwriters or agents; and

•	any discounts or concessions which may be allowed or reallowed or paid to dealers.

If underwriters are used in the sale of securities, such securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.  The securities may be offered to the public either through underwriting syndicates represented by managing underwriters or directly by one or more underwriters acting alone.  Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the securities described in the applicable prospectus supplement will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such securities if any are purchased by them.  Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If dealers acting as principals are used in the sale of any securities, such securities will be acquired by the dealers, as principals, and may be resold from time to time in one or more transactions at varying prices to be determined by the dealer at the time of resale.  The name of any dealer and the terms of the transaction will be set forth in the prospectus supplement with respect to the securities being offered.

Securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms, which we refer to herein as the “remarketing firms,” acting as principals for their own accounts or as our agents, as applicable.  Any remarketing firm will be identified and the terms of its agreement, if any, with us and its compensation will be described in the applicable prospectus supplement.  Remarketing firms may be deemed to be underwriters, as that term is defined in the Securities Act in connection with the securities remarketed thereby.

The securities may be sold directly by us or through agents designated by us from time to time.  In the case of securities sold directly by us, no underwriters or agents would be involved.  Any agents involved in the offer or sale of the securities in respect of which this prospectus is being delivered, and any commissions payable by us to such agents, will be set forth in the applicable prospectus supplement.  Unless otherwise indicated in the applicable prospectus supplement, any such agent will be acting on a best efforts basis for the period of its appointment.

We may authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase the securities to which this prospectus and the applicable prospectus supplement relates from us at the public offering price set forth in the applicable prospectus supplement, plus, if applicable, accrued interest, pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future.  Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth the commission payable for solicitation of such contracts.

Agents, dealers, underwriters and remarketing firms may be entitled, under agreements entered into with us to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution to payments they may be required to make in respect thereof.  Agents, dealers, underwriters and remarketing firms may be customers of, engage in transactions with, or perform services for us or our subsidiaries in the ordinary course of business.

Unless otherwise indicated in the applicable prospectus supplement, all securities offered by this prospectus, other than our common stock that is listed on the New York Stock Exchange, will be new issues with no established trading market.  We may elect to list any series of securities on an exchange, and, in the case of our common stock, on any additional exchange, but, unless otherwise specified in the applicable prospectus supplement, we shall not be obligated to do so.  In addition, underwriters will not be obligated to make a market in any securities.  No assurance can be given regarding the activity of trading in, or liquidity of, any securities.

Any underwriter may engage in over-allotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Regulation M under the Exchange Act.  Over-allotment involves sales in excess of the offering size, which create a short position.  Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.  Short covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions.  Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions.  Those activities may cause the price of the securities to be higher than it would otherwise be.  If commenced, the underwriters may discontinue any of the activities at any time.

LEGAL MATTERS

Unless otherwise indicated in a supplement to this prospectus, the validity of the securities other than the common stock and the preferred stock will be passed upon for us by Shearman & Sterling LLP, New York, New York. Unless otherwise indicated in a supplement to this prospectus, the validity of the common stock and the preferred stock will be passed upon for us by Akerman LLP, Miami, Florida.

EXPERTS

The consolidated financial statements incorporated in this Prospectus by reference from the Company’s Annual Report on Form 10-K, and the effectiveness of Dycom Industries, Inc. and subsidiaries’ internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The estimated expenses payable by the registrant in connection with the offering described in this Registration Statement are as follows:

SEC registration fee	$	*
Trustee’s fees and expenses		**
Legal fees and expenses		**
Accounting fees and expenses		**
Printing and engraving expenses		**
Miscellaneous expenses		**
Total	$	**

*  Applicable SEC registration fees have been deferred in accordance with Rules 456(b) and 457(r) of the Securities Act of 1933, as amended, and are not estimable at this time.

**  These fees and expenses depend on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.	Indemnification of Directors and Officers.

Delaware. Section 145(a) of the General Corporation Law of the State of Delaware, or the Delaware Corporation Law, provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director or officer of the corporation. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the Delaware Corporation Law provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director or officer of the corporation, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation.

Section 145(g) of the Delaware Corporation Law provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of the law. he corporation would have the power to indemnify the person against such liability under the provisions of the law.

Florida.  Section 607.0850(1) of the Florida Business Corporation Act (“FBCA”) provides that a Florida corporation, such as Dycom Industries, Inc., shall have the power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 607.0850(2) of the FBCA provides that a Florida corporation shall have the power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof.  Such indemnification shall be authorized if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 607.0850 of the FBCA further provides that: (i) to the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any proceeding referred to in 607.0850(1) or 607.0850(2), or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith; (ii) indemnification and advancement of expenses provided pursuant to Section 607.0850 is not exclusive; and (iii) the corporation shall have the power to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or her or incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liabilities under Section 607.0850.

Notwithstanding the foregoing, Section 607.0850 of the FBCA provides that indemnification or advancement of expenses shall not be made to or on behalf of any director or officer if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute:  (i) a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (ii) a transaction from which the director or officer derived an improper personal benefit; (iii) in the case of a director, a circumstance under which the liability provisions regarding unlawful distributions are applicable; or (iv) willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

Section 607.0831 of the FBCA provides that a director of a Florida corporation, such as Dycom Industries, Inc., is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy, by a director, unless:  (i) the director breached or failed to perform his or her duties as a director; and (ii) the director’s breach of, or failure to perform, those duties constitutes:  (A) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (B) a transaction from which the director derived an improper personal benefit, either directly or indirectly; (C) a circumstance under which the liability provisions regarding unlawful distributions are applicable; (D) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct; or (E) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Arizona.  Section 10-850 et seq. of Arizona Revised Statutes (“A.R.S.”) provides that a corporation may indemnify an individual made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (a “proceeding”) because either (a) the individual is or was a director and the individual’s conduct was in good faith and the individual (i) in the case of conduct in an official capacity with the corporation, reasonably believed that the conduct was in the corporation’s best interests, (ii) in all other cases, reasonably believed that the conduct was at least not opposed to the corporation’s best interests, or (iii) in the case of any criminal proceedings, had no reasonable cause to believe the conduct was unlawful; or (b) the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation.

Unless limited by the articles of incorporation, a corporation must indemnify (“mandatory indemnification”) a director who (a) was the prevailing party, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding; or (b) was not an officer, employee or holder of more than five per cent of the outstanding shares of any class of stock of the corporation or of any affiliate of the corporation (“outside director”).

Indemnification in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding. A corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or in connection with any other proceeding charging improper financial benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that financial benefit was improperly received by the director. A corporation may not provide the mandatory indemnification or advancement of expenses for outside directors, if before payment, the outside director was adjudged to have failed to meet the relevant standards and a court of competent jurisdiction does not otherwise authorize payment.

Section 10-856 of A.R.S. provides that, in addition to the indemnification authorized for directors, which is applicable to officers, a corporation may indemnify and advance expenses to an officer who is a party to a proceeding because the individual is or was an officer of the corporation; and if the individual is an officer but not a director, to the further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the board of directors, or contract, except for (a) liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding; and (b) liability arising out of conduct that constitutes receipt by the officer of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or the shareholders, or an intentional violation of criminal law.

Additionally, a corporation may, before final disposition of the proceeding, pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding; provided that the director furnishes the corporation with (i) a written affirmation of the director’s good faith belief that the director has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been properly eliminated under a provision of the articles of incorporation; and (ii) a written undertaking, executed personally or on the director’s behalf, to repay any advanced funds if the director is not entitled to mandatory indemnification and it is ultimately determined that the director did not meet the standard of conduct. A corporation must pay an outside director’s expenses in advance of a final disposition of a proceeding if the requirements of subclauses (i) and (ii) of the preceding sentence are satisfied.

A corporation may purchase and maintain insurance, including retrospectively rated and self-insured programs, on behalf of an individual who is or was a director or officer of the corporation against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director or officer, whether or not the corporation would have power to indemnify or advance expenses to the individual against the same liability.

A corporation’s power to indemnify, advance expenses or maintain insurance on behalf of an employee or agent is not limited by the foregoing laws.

California.  Section 317 of the California Corporations Code authorizes a corporation to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that the person is or was a director, officer, employee or other agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding, if that person acted in good faith and in a manner reasonably believed by such person to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful.

Section 317 of the California Corporations Code also provides that a corporation may, subject to certain limitations and conditions, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or other agent of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of the action if the person acted in good faith, in a manner the person believed to be in the best interests of the corporation and its shareholders.

To the extent that a director, officer, employee or other agent of the corporation is successful on the merits in defense of any proceeding referred to above or in defense of any claim, issue or matter therein, the corporation shall indemnify such agent against expenses actually and reasonably incurred by that person in connection therewith.

Section 204(a)(10) of the California Corporations Code permits a corporation’s articles of incorporation to limit a director’s liability to the corporation or its shareholders except with respect to the following items:  (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) any transaction from which a director derived an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (vi) contracts or transactions between the corporation and a director within the scope of Section 310 of the California Corporations Code or (vii) authorizing improper distributions, loans and guarantees under Section 316 of the California Corporations Code.

Colorado.  Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in Section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary conduct of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

Georgia.  Generally, under §14-2-850 et seq. of the Georgia Business Corporation Code (“GBCC”), a Georgia corporation may indemnify an individual who is a party to a proceeding because he or she is or was a director of the corporation against the obligation to pay a judgment, settlement, penalty, fine or reasonable expenses (which includes counsel fees) incurred with respect to such proceeding, if such individual (A) conducted himself or herself in good faith and (B) reasonably believed (i) while acting in his or her official capacity, that his or her conduct was in the best interests of the corporation, or (ii) while acting any other capacity, that his or her conduct was at least not opposed to the best interests of the corporation, or (C) with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any such proceeding against reasonable expenses incurred by the director in connection with the proceeding.  The termination of the proceeding by judgment, order, settlement or conviction or upon the entry of a plea of nolo contendere is not, of itself, determinative that the person did not meet the standard of conduct set forth in §14-2-851(a) of the GBCC.

A Georgia corporation may not indemnify a director under the GBCC in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred by such director in connection with the proceeding, provided it is determined that such director met the relevant standard of conduct.  A corporation may not indemnify a director in connection with any proceeding with respect to conduct for which such director was found liable on the basis that he or she received an improper personal benefit, whether or not such director was acting in his or her official capacity as a director of the corporation.

Additionally, a Georgia corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding; provided, that such director delivers to the corporation (i) a written affirmation of his or her good faith belief that he or she met the relevant standard of conduct described in §14-2-851 of the GBCC or that the proceeding involves conduct for which such director’s liability has been properly eliminated by provision of the articles of incorporation, and (ii) a written undertaking by the director to repay any funds advanced if it is ultimately determined that such director was not entitled to such indemnification.

The GBCC allows a Georgia corporation to indemnify directors without regard to the above-referenced limitations, if authorized by the articles of incorporation or a bylaw, contract, or resolution duly adopted by a vote of the shareholders of the corporation by a majority of votes entitled to be cast, excluding shares owned or voted under the control of the director or directors who do not qualify as a disinterested director with respect to any proceeding to which such indemnification is being sought; provided, that such director delivers to the corporation the abovementioned written affirmation and written undertaking. Notwithstanding the foregoing, the corporation may not indemnify a director for any liability incurred in a proceeding in which the director is found liable to the corporation or is subjected to injunctive relief in favor of the corporation for, among other things: (1) Any appropriation, in violation of the director’s duties, of any business opportunity of the corporation; (2) Acts or omissions which involve intentional misconduct or a knowing violation of law; or (3) Any transaction from which he or she received an improper personal benefit.

Under the GBCC, a Georgia corporation may indemnify and advance expenses to an officer of the corporation to the same extent as a director or if not also a director, then to such further extent as otherwise provided by the articles of incorporation, the bylaws, a resolution of the board of directors or by contract; provided, however, if the officer is not also a director of the corporation, the corporation may not indemnify the officer for any liability arising out of conduct that constitutes, among other things, (1) Any appropriation, in violation of the officer’s duties, of any business opportunity of the corporation; (2) Acts or omissions which involve intentional misconduct or a knowing violation of law; or (3) Any transaction from which he or she received an improper personal benefit. The foregoing limitation will also apply to an officer who is also a director of the corporation if the sole basis on which he or she is a party to the proceeding is an act or omission by him or her in the official capacity as an officer of the corporation.

A Georgia corporation may also indemnify and advance expenses to an employee or agent of the corporation who is not a director to the extent that may provided by the articles of incorporation, the bylaws, a resolution of the board of directors or by contract.

Under the GBCC, a Georgia corporation may purchase and maintain insurance on behalf of an individual who is a director, officer, employee or agent of the corporation against liability asserted against or incurred by such individual while acting in his or her official capacity or arising from his or her status as a director, officer, employee or agent of the corporation, notwithstanding whether a corporation would have the power to indemnity or advance expenses to such individual for the same liability.

Under § 14-11-306 of the Georgia Limited Liability Company Act, a Georgia limited liability company, subject to any standards or restrictions set forth in its articles of organization or a written operating agreement, may, and shall have the power to, indemnify and hold harmless any member or manager of the company from and against any and all claims and demands whatsoever arising in connection with the limited liability company; provided that no Georgia limited liability company may indemnify any member or manager of the company for (i) any intentional misconduct or a knowing violation of law; or (ii) any transaction for which such member or manager received a personal benefit in violation or breach of any provision of a written operating agreement.

Kentucky.  The circumstances under which Kentucky law requires or permits a corporation to indemnify its directors, officers, employees and/or agents are set forth in Sections 271B.8-500 through 271B.8-580 of the Kentucky Business Corporation Act (the “Kentucky Act”).  Generally, under the Kentucky Act, a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed (a) in the case of conduct in his official capacity with the corporation that his conduct was in its best interests; and (b) in all other cases, that his conduct was at least not opposed to the corporation’s best interests; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.  However, under the Kentucky Act, a corporation may not indemnify a director: (A) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (B) in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Under Kentucky law, a Kentucky corporation may purchase and maintain insurance on behalf of an individual who is a director, officer, employee or agent of the corporation against liability asserted against or incurred by such individual while acting in his or her official capacity or arising from his or her status as a director, officer, employee or agent of the corporation, notwithstanding whether a corporation would have the power to indemnify or advance expenses to such individual for the same liability.

Louisiana.  In general, §12.83 of the Louisiana Business Corporation Law (“LBCL”) allows corporations to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Under the LBCL, a termination of the action by judgment, settlement, conviction or plea of nolo contendere, will not of itself create a presumption that the person did not act in good faith.  To the extent that such person is successful on the merits or otherwise in defense of any claim, issue or matter therein, he or she must be indemnified by the corporation.  Expenses may be paid in advance of the final outcome if authorized by the board of directors without regard to whether or not a voting director is a party to the action.

If the action is by or in the right of the corporation, the indemnity is limited to expenses not exceeding, in the judgment of the board of directors, the estimated expense of litigating the action to conclusion.  No indemnification can be made if a court of competent jurisdiction, after exhaustion of appeals, finds the director liable for willful or intentional misconduct, unless the court determines that, given the circumstances of the case, the director is fairly and reasonably entitled to indemnification for certain expenses.

The LBCL allows a corporation to procure or maintain insurance against liability on behalf of a director or any such person.

New York. Reference is made to Sections 721 to 725 of the New York Business Corporation Law (“NYBCL”), which provide for indemnification of directors and officers, subject to certain limitations, for liabilities and expenses in connection with actions or proceedings involving them in such capacity. Pursuant to Section 721 of the NYBCL, no indemnification shall be made to or on behalf of a director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled. Section 402(b) of the NYBCL permits a certificate of incorporation to set forth a provision limiting or eliminating the personal liability of directors to a corporation or its shareholders for damages for any breach of duty in such capacity, provided that no such provision shall eliminate or limit the liability of a director if a judgment or other final adjudication adverse to him or her establishes (i) that his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or (ii) that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, or (iii) that his or her acts violated Section 719 of the NYBCL.

North Carolina.  In general, §§55-8-50 through 55-8-58 of the North Carolina Business Corporation Act (“NCBCA”) grant a corporation the power to indemnify its present and former directors, officers, employees and agents against liabilities and expenses incurred by them in connection with any proceeding to which they are, or are threatened to be made, a party by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful.  Indemnity is mandatory where a director or officer who is wholly successful, on the merits or otherwise, in his defense except to the extent limited or eliminated in the corporation’s articles of incorporation.  A director or officer may also petition for court ordered indemnification where he would otherwise have a right to mandatory indemnification or where he is fairly or reasonably entitled to indemnity in view of all the relevant circumstances.  The NCBCA allows a director or officer to be paid expenses in advance of the final deposition of any proceeding upon the tendering of an undertaking to repay such amount. However, the NCBCA prohibits indemnification to a director adjudged liable of receiving an improper personal benefit or, in a derivative action, where adjudged liable to the corporation.

A corporation may, in its articles of incorporation or bylaws or by contract or resolution may make expanded indemnification available in addition to that provided by statute except in cases where directors or officers act in clear conflict with best interests of corporation).  A corporation may also procure or maintain insurance against liability on behalf of any such person.  Finally, the NCBCA permits a corporation to limit the personal liability of directors for breach of any directors duty imposed by law (with certain exceptions) by adding an exculpation provision in the articles of incorporation

Illinois. Section 8.75 of the Illinois Business Corporation Act of 1983, as amended (the “IBCA”), provides that a corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The IBCA provides that a corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Under the IBCA, to the extent that a present or former director, officer or employee of a corporation has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation. Expenses (including attorney’s fees) incurred by an officer or director of the corporation in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation.

Further, the IBCA provides that the indemnification and advancement of expenses shall not be deemed exclusive of any other rights under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. A right to indemnification or to advancement of expenses arising under a provision of the articles of incorporation or a by-law shall not be eliminated or impaired by an amendment to such provision after the occurrence of the act or omission, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment. The indemnification and advancement of expenses provided by or granted under this Section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of that person.

The IBCA permits a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the IBCA.

Tennessee. In general, §48-243-101, et seq., of the Tennessee Limited Liability Company Act (the “TLLCA”) permits a limited liability company to indemnify its present and former governors, managers, employees and agents against judgments, settlements, penalties, fines or reasonable expenses (which includes counsel fees) with respect to a proceeding to which they may be made a party if such individual (A) conducted himself or herself in good faith and (B) reasonably believed (i) while acting in his or her official capacity, that his or her conduct was in the best interests of the company, or (ii) while acting in any other capacity, that his or her conduct was at least not opposed to the best interests of the company, or (C) with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A termination of the proceeding by judgment, order, settlement, conviction or upon the entry of a plea of nolo contendere is not, of itself, determinative that the person did not meet the standard of conduct set forth in §48-243-101(b) of the TLLCA. Unless limited by its articles, a limited liability company must indemnify the reasonable expenses of a governor or manager if the governor or manager is wholly successful on the merits or otherwise in the defense of any proceeding against him or her as governor or manager.

The TLLCA prohibits a limited liability company from indemnifying a governor in connection with a proceeding by or in the right of the company in which the governor was found liable to the company or where the governor, whether or not acting in his or her official capacity as a governor, is charged with, and found liable for, improperly receiving a personal benefit. The TLLCA further prohibits a limited liability company from providing indemnification to or on behalf of a governor if a judgment or other final adjudication adverse to such governor establishes his or her liability for any breach of the duty of loyalty to the company or its members or for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law or for voting for or assenting to any distribution in violation of law or the articles of the company if it is established that such governor did not exercise his or her duties in connection with such distribution in good faith, with the care of an ordinary prudent person in a like position would exercise under similar circumstances and in a manner he or she reasonably believed to be in the best interest of the company.

Under the TLLCA, a limited liability company may indemnify and advance expenses to a manager, employee or agent to the same extent as a governor. A limited liability company may purchase and maintain insurance on behalf of an individual who is or was a governor, manager, employee or agent against liability asserted against or incurred by such individual while acting in his or her official capacity or arising from his or her status as a governor, manager, employee or agent, whether or not the company would have the power to indemnify such individual for any such liability.

Washington.  In general, §§23B.08.500 through 23B.08.600 of the Washington Business Corporation Act (“WBCA”) provide that a corporation may indemnify an individual who is made a party to a proceeding because he or she is or was a director against liability incurred in the proceeding if such person acted in good faith and, if such action was in the person’s official capacity, in a manner reasonably believed to be in, or, in all other cases, not opposed to, the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  A “proceeding” is defined as any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.  A termination of the action by judgment, settlement, conviction or plea of nolo contendere, does not of itself create a presumption that the person did not act in good faith.  Unless limited by the corporation’s articles of incorporation, indemnification is mandatory for an officer or director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because of being a director, against reasonable expenses incurred in connection with the proceeding.

A corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in his or her official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by him or her.  Under the WBCA, a corporation may indemnify an officer, agent or employee to the same extent as a director and may procure or maintain insurance against liability on behalf of a director or any such person.

By-laws.  The by-laws of each of Can-Am Communications, Inc., CCLC, Inc., CMI Services, Inc., Dycom Capital Management, Inc., Dycom Investments, Inc., E A Technical Services, Inc., Engineering Associates, Inc., Golden State Utility Co., Locating, Inc., North Sky Communications, Inc., Parkside Utility Construction Corp., Pauley Construction Inc., Point to Point Communications, Inc., Professional Teleconcepts, Inc., Professional Teleconcepts, Inc., Spalj Construction Company, Spectrum Wireless Solutions, Inc., Trawick Construction Company, Inc., VCI Construction, Inc., VCI Utility Services, Inc., U G T I and Watts Brothers Cable Construction, Inc. provide that it shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person made or threatened to be made a party to any proceeding, by reason of the fact that such person is or was a director or officer of the corporation.

The by-laws of Dycom Industries, Inc. provide that, except as prohibited under Florida law, it shall indemnify any person who was or is made a party to any proceeding by reason of the fact that he or she was or is a director or officer of the corporation, or a director or officer of the corporation serving as a trustee or fiduciary of an employee benefit plan of the corporation, against liability incurred in connection with such proceeding, including any appeal thereof.  Dycom Industries, Inc. maintains insurance policies insuring its directors and officers against certain liabilities they may incur in their capacity as directors and officers.

Limited Liability Company Agreements.  The Limited Liability Company Agreement of each of Ansco & Associates, LLC; Apex Digital, LLC; Blair Park Services, LLC; Broadband Express, LLC; Broadband Installation Services, LLC; C-2 Utility Contractors, LLC; Cable Connectors, LLC; Cablecom, LLC; Cavo Broadband Communications, LLC; CertusView Leasing, LLC; Communication Services, LLC; Communications Construction Group, LLC; Dycom Identity, LLC; Ervin Cable Construction, LLC; Globe Communications, LLC; Installation Technicians, LLC; Ivy H. Smith Company, LLC; Kanaan Communications, LLC; Lambert’s Cable Splicing Company, LLC; Midtown Express, LLC; NeoCom Solutions Holdings, LLC; Nichols Construction, LLC; Niels Fugal Sons Company, LLC; OSP Services, LLC; Parkside Utility Construction, LLC; PBG Acquisition III, LLC; Precision Valley Communications of Vermont, LLC; Prince Telecom, LLC; RJE Telecom, LLC; Sage Telecommunications Corp. of Colorado, LLC; Star Construction, LLC; Stevens Communications, LLC; S.T.S., LLC; TCS Communications, LLC; Tesinc, LLC; Tjader, L.L.C.; Triple-D Communications, LLC; Underground Specialties, LLC; UtiliQuest, LLC and White Mountain Cable Construction, LLC provide that it shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person made or threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal administrative, or investigative, by reason of the fact that such person is or was a member, director or officer of the company, or is or was serving at the request of the company as a director or officer of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise.

In addition, we maintain liability insurance for our directors and officers.

For information concerning the registrant’s undertaking to submit to adjudication the issue of indemnification for violation of the securities laws, see Item 17 hereof.

Item 16.	Exhibits.

The exhibits to this Registration Statement are listed on the Exhibit Index to this Registration Statement, which Exhibit Index is hereby incorporated by reference.

Item 17.	Undertakings.

(a)           The undersigned registrants hereby undertake:

(1)           To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)           To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii)          To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)         To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement or contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(2)           That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

(3)           To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)           That, for the purpose of determining liability under the Securities Act to any purchaser:

(A)             Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)              Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)           That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)           Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)          Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii)         The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv)         Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b)           The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the registrants’ annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Dycom Industries, Inc.

By:	/s/ Steven E. Nielsen
	Name:	Steven E. Nielsen
	Title:	President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven E. Nielsen	Chairman of the Board of Directors and Chief Executive Officer	September 8, 2014
Steven E. Nielsen	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Senior Vice President and Chief Financial Officer	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting Officer)

/s/ Thomas G. Baxter
Thomas G. Baxter	Director	September 8, 2014

/s/ Charles B. Coe
Charles B. Coe	Director	September 8, 2014

/s/ Stephen C. Coley
Stephen C. Coley	Director	September 8, 2014

/s/ Dwight B. Duke
Dwight B. Duke	Director	September 8, 2014

/s/ Anders Gustafsson
Anders Gustafsson	Director	September 8, 2014

/s/ Patricia L. Higgins
Patricia L. Higgins	Director	September 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Dycom Investments, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven E. Nielsen	President and Director	September 8, 2014
Steven E. Nielsen	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting
Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Ansco & Associates, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George Summers	President	September 8, 2014
George Summers	(Principal Executive Officer)

/s/ Michael S. Cassidy	Vice President - Finance	September 8, 2014
Michael S. Cassidy	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Apex Digital, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Timothy R. Estes	President	September 8, 2014
Timothy R. Estes	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

/s/ Gary E. Ervin	Director	September 8, 2014
Gary E. Ervin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Blair Park Services, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas Hornick	President	September 8, 2014
Thomas Hornick	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Treasurer	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Jeanette Riggle	Principal Accounting Officer	September 8, 2014
Jeanette Riggle

/s/ H. Andrew DeFerrari	Member	September 8, 2014
PBG Acquisition III, LLC	(H. Andrew DeFerrari as Director)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Broadband Express, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel P. Kanaan	President	September 8, 2014
Daniel P. Kanaan	(Principal Executive Officer)

/s/ Jeffrey Drzymala	Controller	September 8, 2014
Jeffrey Drzymala	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Broadband Installation Services, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel P. Kanaan	President	September 8, 2014
Daniel P. Kanaan	(Principal Executive Officer)

/s/ Jeffrey Drzymala	Controller	September 8, 2014
Jeffrey Drzymala	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

C-2 Utility Contractors, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ M. Scott Saunders	President	September 8, 2014
M. Scott Saunders	(Principal Executive Officer)

/s/ Peter Danielson	Principal Accounting Officer	September 8, 2014
Peter Danielson

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Cable Connectors, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas L. Lambert	President	September 8, 2014
Thomas L. Lambert	(Principal Executive Officer)

/s/ Teresa Adcock	Principal Accounting Officer	September 8, 2014
Teresa Adcock

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

CableCom, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul Graves	President	September 8, 2014
Paul Graves	(Principal Executive Officer)

/s/ Rebecca Barr	Controller	September 8, 2014
Rebecca Barr	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

CableCom of California, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul Graves	President	September 8, 2014
Paul Graves	(Principal Executive Officer)

/s/ Rebecca Barr	Controller	September 8, 2014
Rebecca Barr	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Can-Am Communications, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul Graves	President	September 8, 2014
Paul Graves	(Principal Executive Officer)

/s/ Rebecca Barr	Controller	September 8, 2014
Rebecca Barr	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Cavo Broadband Communications, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William Valentino	President	September 8, 2014
William Valentino	(Principal Executive Officer)

/s/ Jeffrey Drzymala	Controller	September 8, 2014
Jeffrey Drzymala	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

CCLC, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George Summers	President	September 8, 2014
George Summers	(Principal Executive Officer)

/s/ Michael S. Cassidy	Vice President - Finance	September 8, 2014
Michael S. Cassidy	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

CertusView Leasing, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Curtis Chambers	President	September 8, 2014
Curtis Chambers	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

CMI Services, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William Harold Killian	President	September 8, 2014
William Harold Killian	(Principal Executive Officer)

/s/ Larry A. Hinson	Chief Financial Officer	September 8, 2014
Larry A. Hinson	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Communication Services, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Timothy M. Victory	President	September 8, 2014
Timothy M. Victory	(Principal Executive Officer)

/s/ Donald B. Freudiger	Controller	September 8, 2014
Donald B. Freudiger	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Communications Construction Group, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John E. Dowd	President	September 8, 2014
John E. Dowd	(Principal Executive Officer)

/s/ Emily Walters	Controller	September 8, 2014
Emily Walters	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Dycom Capital Management, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven E. Nielsen	President and Director	September 8, 2014
Steven E. Nielsen	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting
Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Dycom Corporate Identity, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven E. Nielsen	President and Director	September 8, 2014
Steven E. Nielsen	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting
Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Dycom Identity, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven E. Nielsen	President and Director	September 8, 2014
Steven E. Nielsen	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting
Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

E A Technical Services, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Douglas H. Wilson	President	September 8, 2014
Douglas H. Wilson	(Principal Executive Officer)

/s/ Annamarie McClead	Principal Accounting Officer	September 8, 2014
Annamarie McClead

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Engineering Associates, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas C. Harter	President	September 8, 2014
Thomas C. Harter	(Principal Executive Officer)

/s/ Annamarie McClead	Principal Accounting Officer	September 8, 2014
Annamarie McClead

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Ervin Cable Construction, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad Ervin	President	September 8, 2014
Brad Ervin	(Principal Executive Officer)

/s/ Andrea White	Assistant Treasurer and Controller	September 8, 2014
Andrea White	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Gary E. Ervin	Chairman of the Board of Directors	September 8, 2014
Gary E. Ervin

/s/ Steven Nielsen	Director	September 8, 2014
Steven Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Globe Communications, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Victor R. Lundy, III	President	September 8, 2014
Victor R. Lundy, III	(Principal Executive Officer)

/s/ Donald B. Freudiger	Assistant Treasurer and Controller	September 8, 2014
Donald B. Freudiger	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Golden State Utility Co.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Rodney R. Kuenzi	President	September 8, 2014
Rodney R. Kuenzi	(Principal Executive Officer)

/s/ Roberta Anguiano	Controller	September 8, 2014
Roberta Anguiano	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Installation Technicians, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert Allen Stoutt, Jr.	President	September 8, 2014
Robert Allen Stoutt, Jr.	(Principal Executive Officer)

/s/ Christine Brew	Controller	September 8, 2014
Christine Brew	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Ivy H. Smith Company, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George Summers	President	September 8, 2014
George Summers	(Principal Executive Officer)

/s/ Michael S. Cassidy	Vice President - Finance	September 8, 2014
Michael S. Cassidy	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Kanaan Communications, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel P. Kanaan	President	September 8, 2014
Daniel P. Kanaan	(Principal Executive Officer)

/s/ Jeffrey Drzymala	Controller	September 8, 2014
Jeffrey Drzymala	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Lambert’s Cable Splicing Company, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas L. Lambert	President and Director	September 8, 2014
Thomas L. Lambert	(Principal Executive Officer)

/s/ Teresa Adcock	Principal Accounting Officer	September 8, 2014
Teresa Adcock

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Locating, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dennis Tarosky	President	September 8, 2014
Dennis Tarosky	(Principal Executive Officer)

/s/ Robert D’Amico	Chief Financial Officer	September 8, 2014
Robert D’Amico	(Principal Financial Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Midtown Express, LLC

By:	/s/ William P. Healy
	Name:	William P. Healy
	Title:	President and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, William P. Healy, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William P. Healy	President and Secretary	September 8, 2014
William P. Healy	(Principal Executive Officer)

/s/ Roxanne M. Parks-Soldo	Controller	September 8, 2014
Roxanne M. Parks-Soldo	(Principal Financial and Accounting Officer)

/s/ H. Andrew DeFerrari	Director	September 8, 2014
H. Andrew DeFerrari

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

NeoCom Solutions Holdings, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Hy Tang	President	September 8, 2014
Hy Tang	(Principal Executive Officer)

/s/ Matthew Duvall	Controller	September 8, 2014
Matthew Duvall	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting
Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

NeoCom Solutions, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Hy Tang	President	September 8, 2014
Hy Tang	(Principal Executive Officer)

/s/ Matthew Duvall	Controller	September 8, 2014
Matthew Duvall	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting
Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Nichols Construction, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jack A. Nichols	President and Director	September 8, 2014
Jack A. Nichols	(Principal Executive Officer)

/s/ Esther Hagy	Assistant Secretary and Assistant	September 8, 2014
Esther Hagy	Treasurer
(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Niels Fugal Sons Company, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary R. McQueen	President and Chief Executive Officer	September 8, 2014
Gary R. McQueen	(Principal Executive Officer)

/s/ Dennis K. Smith, Jr.	Assistant Treasurer and Controller	September 8, 2014
Dennis K. Smith, Jr.	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

North Sky Communications, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Rodney R. Kuenzi	President	September 8, 2014
Rodney R. Kuenzi	(Principal Executive Officer)

/s/ Teresa Summers	Controller	September 8, 2014
Teresa Summers	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Niels Fugal Sons Company of California, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary R. McQueen	President and Chief Executive Officer	September 8, 2014
Gary R. McQueen	(Principal Executive Officer)

/s/ Dennis K. Smith, Jr.	Assistant Treasurer and Controller	September 8, 2014
Dennis K. Smith, Jr.	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

OSP Services, LLC

By:	/s/ Marvin M. Glaser
	Name:	Marvin M. Glaser
	Title:	President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, Marvin M. Glaser, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Marvin M. Glaser	President and Director	September 8, 2014
Marvin M. Glaser	(Principal Executive Officer)

/s/ Linda Klein	Treasurer and Secretary	September 8, 2014
Linda Klein	(Principal Financial and Accounting Officer)

/s/ Thomas E. Lastrom	Director	September 8, 2014
Thomas E. Lastrom

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Parkside Site & Utility Company Corporation

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William D. Rowe, III	President	September 8, 2014
William D. Rowe, III	(Principal Executive Officer)

/s/ Eric Heisler	Controller	September 8, 2014
Eric Heisler	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Parkside Utility Construction, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William D. Rowe, III	President	September 8, 2014
William D. Rowe, III	(Principal Executive Officer)

/s/ Eric Heisler	Controller	September 8, 2014
Eric Heisler	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Member	September 8, 2014
PBG Acquisition III, LLC	(H. Andrew DeFerrari as Director)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Pauley Construction Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bryan Karl Dahl	President	September 8, 2014
Bryan Karl Dahl	(Principal Executive Officer)

/s/ Suzanne Fitch	Controller	September 8, 2014
Suzanne Fitch	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

PBG Acquisition III, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven E. Nielsen	President and Director	September 8, 2014
Steven E. Nielsen	(Principal Executive Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Point to Point Communications, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William J. Ptak	President	September 8, 2014
William J. Ptak	(Principal Executive Officer)

/s/ Kimberly Habeck	Controller	September 8, 2014
Kimberly Habeck	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Precision Valley Communications of Vermont, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. Roger Cawvey, Sr.	President	September 8, 2014
J. Roger Cawvey, Sr.	(Principal Executive Officer)

/s/ Joseph Miller	Controller	September 8, 2014
Joseph Miller	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Prince Telecom, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John Kuhn	President	September 8, 2014
John Kuhn	(Principal Executive Officer)

/s/ Jeffrey Drzymala	Controller	September 8, 2014
Jeffrey Drzymala	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Prince Telecom of California, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John Kuhn	President	September 8, 2014
John Kuhn	(Principal Executive Officer)

/s/ Jeffrey Drzymala	Controller	September 8, 2014
Jeffrey Drzymala	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Professional Teleconcepts, Inc., an Illinois corporation

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eric P. Burrell	President and Chief Executive Officer	September 8, 2014
Eric P. Burrell	(Principal Executive Officer)

/s/ Tara J. Fox-Willis	Chief Financial Officer	September 8, 2014
Tara J. Fox-Willis	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Professional Teleconcepts, Inc., a New York corporation

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eric P. Burrell	President and Chief Executive Officer	September 8, 2014
Eric P. Burrell	(Principal Executive Officer)

/s/ Tara J. Fox-Willis	Chief Financial Officer	September 8, 2014
Tara J. Fox-Willis	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

RJE Telecom, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Marvin M. Glaser	President	September 8, 2014
Marvin M. Glaser	(Principal Executive Officer)

/s/ Thomas E. Lastrom	Controller	September 8, 2014
Thomas E. Lastrom	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Sage Telecommunications Corp. of Colorado, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert Gudka	President	September 8, 2014
Robert Gudka	(Principal Executive Officer)

/s/ Tracey Anderson	Principal Accounting Officer	September 8, 2014
Tracey Anderson

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Spalj Construction Company

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Donald Stephens	President and Chief Executive Officer	September 8, 2014
Donald Stephens	(Principal Executive Officer)

/s/ James F. Gerlich	Chief Financial Officer	September 8, 2014
James F. Gerlich	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Spectrum Wireless Solutions, Inc

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George Summers	President and Chief Executive Officer	September 8, 2014
George Summers	(Principal Executive Officer)

/s/ Michael S. Cassidy	Vice President - Finance	September 8, 2014
Michael S. Cassidy	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Star Construction, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert Allen Stoutt, Jr.	President	September 8, 2014
Robert Allen Stoutt, Jr.	(Principal Executive Officer)

/s/ Christine Brew	Controller	September 8, 2014
Christine Brew	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Stevens Communications, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Richard D. Stevens	President and Director	September 8, 2014
Richard D. Stevens	(Principal Executive Officer)

/s/ Denise Chiles	Controller	September 8, 2014
Denise Chiles	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

S.T.S., LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dennis Tarosky	President	September 8, 2014
Dennis Tarosky	(Principal Executive Officer)

/s/ Robert D’Amico	Chief Financial Officer	September 8, 2014
Robert D’Amico	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Governor	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Governor	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

TCS Communications, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Dunham	President	September 8, 2014
James Dunham	(Principal Executive Officer)

/s/ Debra Pelkowski	Controller	September 8, 2014
Debra Pelkowski	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Tesinc, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William J. Ptak	President	September 8, 2014
William J. Ptak	(Principal Executive Officer)

/s/ Kimberly Habeck	Controller	September 8, 2014
Kimberly Habeck	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Tjader, L.L.C.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Donald Stephens	President	September 8, 2014
Donald Stephens	(Principal Executive Officer)

/s/ James Gerlich	Chief Financial Officer	September 8, 2014
James Gerlich	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Member	September 8, 2014
Spalj Construction Company	(H. Andrew DeFerrari as Director)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Trawick Construction Company, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Douglas H. Trawick	President and Chief Executive Officer	September 8, 2014
Douglas H. Trawick	(Principal Executive Officer)

/s/ Larry A. Hinson	Chief Financial Officer	September 8, 2014
Larry A. Hinson	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Triple-D Communications, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Victor R. Lundy, III	President and Director	September 8, 2014
Victor R. Lundy, III	(Principal Executive Officer)

/s/ Donald B. Freudiger	Assistant Treasurer and Controller	September 8, 2014
Donald B. Freudiger	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

U G T I

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dennis Tarosky	President	September 8, 2014
Dennis Tarosky	(Principal Executive Officer)

/s/ Robert D’Amico	Chief Financial Officer	September 8, 2014
Robert D’Amico	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Underground Specialties, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ M. Scott Saunders	President	September 8, 2014
M. Scott Saunders	(Principal Executive Officer)

/s/ Peter Danielson	Principal Accounting Officer	September 8, 2014
Peter Danielson

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

UtiliQuest, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dennis Tarosky	President	September 8, 2014
Dennis Tarosky	(Principal Executive Officer)

/s/ Robert D’Amico	Chief Financial Officer	September 8, 2014
Robert D’Amico	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

VCI Construction, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John A. Xanthos	President	September 8, 2014
John A. Xanthos	(Principal Executive Officer)

/s/ G. Vickers Marovish	Chief Financial Officer	September 8, 2014
G. Vickers Marovish	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

VCI Utility Services Holdings, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	President	September 8, 2014
/s/ John A. Xanthos	(Principal Executive Officer)
John A. Xanthos

/s/ G. Vickers Marovish	Chief Financial Officer	September 8, 2014
G. Vickers Marovish	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

VCI Utility Services, Inc.

By:	/s/ Frank G. Madera
	Name:	Frank G. Madera
	Title:	President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, Frank G. Madera and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frank G. Madera	President and Director	September 8, 2014
Frank G. Madera	(Principal Executive Officer)

/s/ Linda Klein	Treasurer and Secretary	September 8, 2014
Linda Klein	(Principal Financial and Accounting
Officer)

/s/ Jennifer S. Snow	Director	September 8, 2014
Jennifer S. Snow

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

Watts Brothers Cable Construction, Inc.

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert Allen Stoutt, Jr.	President	September 8, 2014
Robert Allen Stoutt, Jr.	(Principal Executive Officer)

/s/ Anthony D. Sook	Controller	September 8, 2014
Anthony D. Sook	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on September 8, 2014.

White Mountain Cable Construction, LLC

By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Steven E. Nielsen, H. Andrew DeFerrari, and Richard B. Vilsoet such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John E. Dowd	President	September 8, 2014
John E. Dowd	(Principal Executive Officer)

/s/ Emily Walters	Controller	September 8, 2014
Emily Walters	(Principal Accounting Officer)

/s/ H. Andrew DeFerrari	Treasurer and Director	September 8, 2014
H. Andrew DeFerrari	(Principal Financial Officer)

/s/ Steven E. Nielsen	Director	September 8, 2014
Steven E. Nielsen

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
1.1	Form of Underwriting Agreement.*
4.1	Restated Articles of Incorporation of Dycom Industries, Inc. (incorporated by reference to Exhibit 3 to Dycom Industries, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on June 11, 2002).
4.2
Amended and Restated By-laws of Dycom Industries, Inc., as amended on February 24, 2009 (incorporated by reference to Exhibit 99.1 to Dycom Industries, Inc.’s Current Report on Form 8-K filed with the SEC on March 2, 2009).

4.3
Indenture, dated as of January 21, 2011, among Dycom Investments, Inc., Dycom Industries, Inc. and certain subsidiaries of Dycom Industries, Inc., as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Dycom Industries, Inc.’s Current Report on Form 8-K filed with the SEC on January 24, 2011).

4.4
First Supplemental Indenture, dated as of January 28, 2011, among Dycom Investments, Inc., Dycom Industries, Inc. and certain subsidiaries of Dycom Industries, Inc., as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Dycom Industries, Inc.’s Current Report on Form 8-K filed with the SEC on December 12, 2012).

4.5
Second Supplemental Indenture, dated as of December 12, 2012, among Dycom Investments, Inc., Dycom Industries, Inc. and certain subsidiaries of Dycom Industries, Inc., as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Dycom Industries, Inc.’s Current Report on Form 8-K filed with the SEC on December 12, 2012).

4.6
Third Supplemental Indenture, dated as of February 26, 2013, among Dycom Investments, Inc., Dycom Industries, Inc. and certain subsidiaries of Dycom Industries, Inc., as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.5 to the First Amendment to Dycom Investments, Inc.’s Registration Statement on Form S-4 filed with the SEC on February 26, 2013).

4.7
Fourth Supplemental Indenture, dated as of July 26, 2013, among Dycom Investments, Inc., Dycom Industries, Inc. and certain subsidiaries of Dycom Industries, Inc., as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.5 to Dycom Industries, Inc.’s Annual Report on Form 10-K filed with the SEC on September 13, 2013).

4.8
Fifth Supplemental Indenture, dated as of July 25, 2014, among Dycom Investments, Inc., Dycom Industries, Inc. and certain subsidiaries of Dycom Industries Inc., as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.6 to Dycom Industries, Inc.’s Annual Report on Form 10-K filed with the SEC on September 8, 2014).

4.9
Registration Rights Agreement, dated as of December 12, 2012, among Dycom Investments, Inc., Dycom Industries, Inc., certain subsidiaries of Dycom Industries, Inc., and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.2 to Dycom Industries, Inc.’s Current Report on Form 8-K filed with the SEC on December 12, 2012).

4.10	Form of Preferred Stock Certificate of Designation.*
4.11	Form of Deposit Agreement with respect to Depositary Shares (including form of depositary receipt).*
4.12
Form of Indenture for debt securities of Dycom Industries, Inc. (incorporated by reference to Exhibit 4.5 to Dycom Industries, Inc.’s Registration Statement on Form S-3/A filed with the SEC on June 23, 2011).

4.13
Form of Indenture for debt securities of Dycom Investments, Inc. (incorporated by reference to Exhibit 4.6 to Dycom Industries, Inc.’s Registration Statement on Form S-3/A filed with the SEC on June 23, 2011).

4.14	Form of Warrant Agreement (including form of warrant).*
4.15	Form of Purchase Contract (including form of purchase contract certificate) and, if applicable, Pledge Agreement.*
4.16	Form of Unit Agreement (including form of unit certificate).*
5.1	Opinion of Shearman & Sterling LLP.**
5.2	Opinion of Akerman LLP.**
5.3	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, as to matters of Georgia, Kentucky and Tennessee law.**
5.4	Opinion of Brown & Bunch, PLLC, as to matters of North Carolina law.**
5.5	Opinion of Davis Wright Tremaine LLP, as to matters of Washington law.**
5.6	Opinion of Fennemore Craig, P.C., as to matters of Arizona law.**
5.7	Opinion of Kopecky Schumacher Bleakley Rosenburg PC, as to matters of Illinois law.**
5.8	Opinion of Liskow & Lewis, as to matters of Louisiana law.**
5.9	Opinion of K&L Gates LLP, as to matters of Delaware law.**
5.10	Opinion of McElroy, Deutsch, Mulvaney & Carpenter, LLP, as to matters of Colorado law.**
12.1	Computation of Ratio of Earnings to Fixed Charges.***
23.1	Consent of Deloitte & Touche LLP.**
23.2	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).
23.3	Consent of Akerman LLP (included in Exhibit 5.2).
23.4	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.3).
23.5	Consent of Brown & Bunch, PLLC (included in Exhibit 5.4).
23.6	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.5).
23.7	Consent of Fennemore Craig, P.C. (included in Exhibit 5.6).
23.8	Consent of Kopecky Schumacher Bleakley Rosenburg PC (included in Exhibit 5.7).
23.9	Consent of Liskow & Lewis (included in Exhibit 5.8).
23.10	Consent of K&L Gates LLP (included in Exhibit 5.9).
23.11	Consent of McElroy, Deutsch, Mulvaney & Carpenter, LLP (included in Exhibit 5.10).
24.1	Powers of Attorney (included on signature pages).**
25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of the trustee for the debt securities of Dycom Industries, Inc.**
25.2
Form T-1 Statement of Eligibility and Qualification under Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 25.1 to Dycom Investments, Inc.’s Registration Statement on Form S-4 filed with the SEC on March 25, 2011).

*        To be filed as an exhibit to a post-effective amendment to this registration statement or as an exhibit to a Current Report on Form 8-K to be filed by the registrants in connection with a specific offering and incorporated herein by reference.
**      Filed herewith.
***    Filed as Exhibit 12.1 to the Annual Report on Form 10-K filed by Dycom Industries, Inc. on September 8, 2014 with file number 001-10613.